As filed with the Securities and Exchange Commission on October 31, 2017

Securities Act File No. 333-220520

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

Cushing® Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

8117 Preston Road, Suite 440

Dallas, Texas 75225

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

214-692-6334

(Registrant’s Area Code and Telephone Number)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, Texas 75225

(Name and address of agent for service)

Send Copies of Communications to:

Kevin T. Hardy, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of securities being registered: Class I shares of Cushing® MLP Infrastructure Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For Unitholders of The Cushing® MLP Infrastructure Fund I

November [    ], 2017

Dear Unitholder:

I am writing to inform you that a special meeting of unitholders of The Cushing® MLP Infrastructure Fund I (the “Fund”), will be held on December 6, 2017 at 9:00 a.m., Central time, at the principal executive offices of the Fund at 8117 Preston Road, Suite 440, Dallas, Texas 75225 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to convert the Fund into an open-end mutual fund by reorganizing the Fund into Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly-organized series of Cushing® Mutual Funds Trust (the “Trust”).

If you are a unitholder of record of the Fund as of the close of business of the New York Stock Exchange on October 20, 2017, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Fund’s unitholders vote to approve the reorganization, unitholders of the Fund will receive Successor Fund shares having an aggregate net asset value equivalent to the aggregate net asset value of their investment in the Fund immediately prior to the time of the reorganization.

Cushing® Asset Management, LP (the “Investment Adviser”), the investment adviser to the Fund, believes that reorganizing the Fund, a closed-end fund, into the Successor Fund, an open-end fund, will provide the Fund unitholders with a fund with a similar investment program that will allow the shareholders to purchase and sell shares at net asset value and will provide greater opportunities to seek to grow the fund over time. The Investment Adviser will serve as the investment adviser of the Successor Fund and the portfolio managers of the Fund will also serve as the portfolio managers of the Successor Fund. The proposed reorganization is not expected to result in a change in the level or quality of services unitholders of the Fund currently receive. The proposed reorganization has been reviewed and unanimously approved by the Board of Trustees of the Fund. The Board of Trustees recommends that you vote FOR the proposed reorganization.

More information on the specific details of and reasons for the reorganization is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote using the enclosed proxy card, or vote by telephone or over the Internet by following the instructions provided on the proxy card. Please vote your units promptly. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions before you vote, please call us toll-free at (888) 777-2346. Thank you for your participation in this important initiative.

Sincerely,

Jerry V. Swank
President
The Cushing MLP Infrastructure Fund I

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN.

To secure the largest possible representation at the Meeting, please mark, sign and return your Proxy Card , or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your units will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

ii

Instructions for signing proxy card(s)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

iii

The Cushing® MLP Infrastructure Fund I

8117 Preston Road, Suite 440

Dallas, Texas 75225

Notice of Special Meeting of Unitholders to be held on December 6, 2017

To the unitholders of The Cushing® MLP Infrastructure Fund I:

NOTICE IS HEREBY GIVEN that The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) will hold a special meeting of unitholders (the “Meeting”) on December 6, 2017 at 9:00 a.m., Central time, at the principal executive offices of the Predecessor Fund at 8117 Preston Road, Suite 440, Dallas, Texas 75225. The purpose of the Meeting is to consider and act upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the: (i) the contribution of all of the property, assets and goodwill of the Predecessor Fund to Cushing® Mutual Funds Trust, a Delaware statutory trust, on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund”), in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Class I shares of the Successor Fund to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Proposal”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Unitholders of record of the Predecessor Fund at the close of business of the New York Stock Exchange on October 20, 2017 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each unit of the Predecessor Fund is entitled to one vote, and each fractional unit held is entitled to a proportional fractional vote, with respect to the Proposal.

The Board of Trustees of the Predecessor Fund recommends that unitholders of the Predecessor Fund vote FOR the Proposal.

By order of the Board of Trustees of The Cushing MLP Infrastructure Fund I

Barry Y. Greenberg

Secretary of The Cushing MLP Infrastructure Fund I

November [    ], 2017

Your vote is important. To secure the largest possible representation and to avoid the need for further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of units owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED OCTOBER 31, 2017

Proxy Statement/Prospectus

The Cushing® MLP Infrastructure Fund I 8117 Preston Road, Suite 440 Dallas, Texas 75225	Cushing® Mutual Funds Trust 8117 Preston Road, Suite 440 Dallas, Texas 75225

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of unitholders (the “Meeting”) of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”).

At the Meeting, unitholders of the Predecessor Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Predecessor Fund into Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly-organized series of Cushing® Mutual Funds Trust (the “Trust”), as described more fully in the Plan (the “Reorganization”). The Predecessor Fund and the Successor Fund may be referred to herein as a “Fund” or the “Funds.”

If the Reorganization is approved by the Predecessor Fund’s unitholders on the effective date of the proposed Reorganization, Predecessor Fund unitholders will be issued Class I shares of the Successor Fund.

The Meeting will be held at the principal executive offices of the Predecessor Fund, 8117 Preston Road, Suite 440, Dallas, Texas 75225, at 9:00 a.m., Central time, on December 6, 2017 . The Board of Trustees of the Predecessor Fund (“Predecessor Fund Board” or “Predecessor Fund Trustees”) is soliciting proxies on behalf of the Predecessor Fund. The Predecessor Fund Trustees believe that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders, and that the interests of the Predecessor Fund’s unitholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to unitholders on or about November [ ], 2017.

The Predecessor Fund is a registered, non-diversified, closed-end management investment company and the Successor Fund is a registered, non-diversified, open-end management investment company (commonly referred to as a mutual fund). If the Predecessor Fund’s unitholders vote to approve the Plan, unitholders of the Predecessor Fund will receive Successor Fund shares having an aggregate net asset value (“NAV”) equivalent to the NAV of their investment in the Predecessor Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. The Predecessor Fund will then be liquidated and dissolved.

Cushing® Asset Management, LP (the “Investment Adviser”), the investment adviser to the Predecessor Fund, believes that reorganizing the Predecessor Fund, a closed-end fund, into the Successor Fund, an open-end fund, will provide the Predecessor Fund unitholders with a fund with a similar investment program that will allow the shareholders to purchase and sell shares at NAV and will provide greater opportunities to seek to grow the fund over time. The Investment Adviser will serve as the investment adviser of the Successor Fund and the portfolio managers of the Predecessor Fund will also serve as the portfolio managers of the Successor Fund.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Successor Fund that you should know before voting on the Plan with respect to the Predecessor Fund and investing in the Successor Fund.

You should retain this Proxy Statement/Prospectus for future reference.

Additional information about the Predecessor Fund, the Successor Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

1.	The prospectus of the Trust on behalf of the Successor Fund, dated November [ ], 2017, as filed with the SEC on November [ ], 2017 (File No. 811-23293, Accession No. [ ]), which is also enclosed herewith (the “Successor Fund Prospectus”);

2.	A statement of additional information of the Successor Fund, dated November [ ], 2017, as filed with the SEC on November [ ], 2017 (File No. 811-23293, Accession No. [ ]);

3.	A statement of additional information (“Reorganization SAI”), dated November [ ], 2017, as filed with the SEC on November [ ], 2017 (File No. 333-220521, Accession No. [ ]), relating to this Proxy Statement/Prospectus;

4.	The audited financial statements and related report of the independent registered public accounting firm included in the Annual Report of the Predecessor Fund for the fiscal year ended November 30, 2016, as filed with the SEC on February 6, 2017 (File No. 811-22727, Accession No. 0000894189-17-000663), are incorporated herein by reference and no other parts of the Annual Report are incorporated herein by reference; and

5.	The unaudited financial statements included in the Semi-Annual Report of the Predecessor Fund for the period ended May 31, 2017, as filed with the SEC on August 4, 2017 (File No. 811-22727, Accession No. 0000894189-17-003920), are incorporated herein by reference and no other parts of the Semi-Annual Report are incorporated herein by reference.

You may request a free copy of the Reorganization SAI relating to this Proxy Statement/Prospectus without charge by calling (888) 777-2346 or by writing to Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The Successor Fund Prospectus, which accompanies this Proxy Statement/Prospectus, is intended to provide you with additional information about the Successor Fund. The Successor Fund is newly organized and currently has no assets or liabilities. The Successor Fund was created specifically in connection with the Plan for the purpose of facilitating the conversion of the Successor Fund to an open-end mutual fund and will not commence operations until the date of the Reorganization. The Successor Fund does not have any annual or semi-annual reports to date. You may obtain an additional copy of the Successor Fund Prospectus or the related statement of additional information and copies of the Predecessor Fund’s annual or semi-annual reports without charge by calling (888) 777-2346.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

OVERVIEW

The following is a brief overview of the proposal to be voted upon at the Meeting. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Successor Fund Prospectus, and the Reorganization SAI, all of which are incorporated herein by reference.

Unitholders should read the entire Proxy Statement/Prospectus and the Successor Fund Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus or Successor Fund Prospectus, please call (888) 777-2346 (toll-free).

The Predecessor Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Predecessor Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Since July 1, 2015, the Predecessor Fund has operated as a feeder fund in a master/feeder structure by investing substantially all of its investable assets in The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), a Delaware statutory trust and a registered, non-diversified, closed-end management investment company under the 1940 Act. The Master Fund has the same investment objective and investment policies as the Predecessor Fund. The Predecessor Fund is currently the only feeder fund that invests in the Master Fund. Pursuant to the Plan, immediately prior to the closing of the Reorganization, the Master Fund will liquidate and distribute all of its assets to the Predecessor Fund. For simplicity, in describing the Predecessor Fund’s investment program this Proxy Statement/Prospectus uses the term “Predecessor Fund” to include the Predecessor Fund and the Master Fund on a consolidated basis. For example, although substantially all of the Predecessor Fund’s investable assets are invested in the Master Fund, this Proxy Statement/Prospectus generally refers to the Predecessor Fund’s investments through the Master Fund as investments by the Predecessor Fund.

On which proposal am I being asked to vote?

As a Predecessor Fund unitholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for the: (i) the contribution of all of the property, assets and goodwill of the Predecessor Fund to the Trust, on behalf of the Successor Fund, in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund (“Successor Fund Class I Shares”) having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Predecessor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Successor Fund Class I Shares to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the 1940 Act and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Proposal”). A form of the Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus.

As a result of the Reorganization (if approved by unitholders), a Predecessor Fund unitholder will become a shareholder of the Successor Fund and unitholders of the Predecessor Fund will receive Successor Fund Class I Shares having an aggregate net asset value equal to the aggregate net asset value of the units such unitholder held in the Predecessor Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

The closing of Reorganization (the “Closing”) is currently scheduled to take place after the close of business on December 15, 2017, or such other date and time as the parties may agree (the “Closing Date”).

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the Predecessor Fund and the Trust, by the Trust if any condition precedent to its obligations has not been fulfilled or waived by the Trust, or by the Predecessor Fund if any condition precedent to its obligations has not been fulfilled or waived by the Predecessor Fund.

For more information about the Successor Fund, you should consult the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on December 6, 2017. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the 4th quarter of 2017, and is currently scheduled to take place after the close of business on December 15, 2017

Why is the Reorganization being proposed?

The Investment Adviser believes that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders. The Reorganization will accomplish the conversion of the Predecessor Fund into an open-end mutual fund. As a result, the proposed Reorganization of the Predecessor Fund into the Successor Fund, an open-end fund, will allow investors to redeem their shares at NAV on a daily basis and avoid limitations of receiving liquidity through the Predecessor Fund’s quarterly tender offers. In addition, the Successor Fund, as an open-end mutual fund that will publicly offer its shares on an ongoing basis and offer multiple classes of shares with fee structures and features designed for different categories of investors, may provide greater opportunities to seek to grow the fund over time, relative to the Predecessor Fund, which as a closed-end fund conducting a private placement of units had limited opportunities to increase its assets. Any such asset growth by the Successor Fund may benefit shareholders through the potential to achieve greater economies of scale. Larger funds are generally able to capitalize on economies of scale and spread fixed costs over a broader asset base, and may trade in larger quantities, therefore reducing trading costs. While the Successor Fund may grow over time, initially, the Successor Fund’s assets may decline due to redemptions that may occur after a closed-end fund is reorganized into an open-end fund, as shareholders may take the opportunity to redeem shares received in the reorganization at NAV. Because the Predecessor Fund has historically conducted quarterly tender offers to repurchase up to 40% of its outstanding units at NAV, such redemptions may be limited relative to closed-end funds that have not provided shareholders such liquidity at NAV. The Investment Adviser has agreed to waive fees and/or reimburse expenses of the Successor Fund for a two year period beginning with the Successor Fund’s commencement of operations so that the net expenses of Class I shares of the Successor Fund will be equal to those of the net expenses of the Predecessor Fund immediately prior to the Reorganization, after giving effect to the Investment Adviser’s current fee waiver/expense reimbursement with respect to the Predecessor Fund.

In addition, the Successor Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholders may benefit from the simplified tax reporting associated with an investment in a RIC, relative to that associated with the Predecessor Fund, which is treated as a partnership for U.S. federal income tax purposes.

The proposed Reorganization has been reviewed and unanimously approved by the Board of Trustees of the Predecessor Fund and the Board of Trustees of the Trust. The Predecessor Fund Trustees recommend that you vote FOR the proposed Reorganization.

Will the portfolio management of the Predecessor Fund change?

No. The Investment Adviser will serve as the investment adviser of the Successor Fund and the same portfolio managers that currently manage the Predecessor Fund will be the portfolio managers of the Successor Fund.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the unitholders of the Predecessor Fund all materials relating to this Proxy Statement/Prospectus and soliciting unitholder votes, as well as the conversion costs associated with the Reorganization will be borne by the Investment Adviser. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Predecessor Fund, the Investment Adviser and its affiliates, or, if necessary, a communications firm retained for this purpose.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a transaction described in Section 351 of the Code. Based on information available to the Predecessor Fund, the Predecessor Fund does not expect Predecessor Fund unitholders to recognize taxable gain or loss as a result of the Reorganization.

No ruling has been or will be sought from the Internal Revenue Service (“IRS”) and no opinion has been or will be sought from tax counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth herein. Unitholders of the Predecessor Fund must consult their tax advisors as to the U.S. federal income tax consequences of the Reorganization and of acquiring, holding and disposing of shares of the Successor Fund, as well as the effects of state, local and non-U.S. tax laws.

For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” herein.

How do the federal income tax consequences of an investment in the Funds differ?

The Predecessor Fund is a partnership for U.S. federal income tax purposes. The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Successor Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Successor Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Successor Fund intends to distribute at least annually substantially all of such income and gain. Accordingly, the RIC structure is intended to maintain the advantages of single-layer taxation enjoyed under the current partnership structure with respect to the treatment of taxable income. Unlike a partnership structure, however, the RIC structure will not be able to “pass through” losses to shareholders. If the Successor Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The RIC structure will also result in simplified tax reporting for the Successor Fund’s shareholders. Successor Fund shareholders will receive a Form 1099 for tax reporting purposes rather than the more complicated partnership Schedule K-1 provided to Predecessor Fund unitholders.

For additional information regarding the U.S. federal tax consequences of an investment in the Successor Fund see “Tax Matters” in the Successor Fund Prospectus, which is incorporated herein by reference and which accompanies this Proxy Statement/Prospectus.

Has the Board of the Predecessor Fund and Successor Fund approved the proposed Reorganization?

Yes. The Predecessor Fund Board and Successor Fund Board, including the Trustees who are not “interested persons” of the Predecessor Fund or Successor Fund as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), have unanimously approved the Reorganization and the Plan and the Predecessor Fund Board recommends that you vote to approve the Plan.

The Predecessor Fund Trustees believe that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders, and that the interests of the Predecessor Fund’s unitholders will not be diluted as a result of the Reorganization. In reaching this determination, the Predecessor Fund Trustees reviewed and analyzed various factors they deemed relevant including the following factors, among others:

•	the Investment Adviser’s recommendation in favor of the Reorganization;

•	there will be no change in management fee;

•	the expectation of a slightly lower gross expense ratio and maintenance of expense cap for 2 years;

•	the expenses of Reorganization will paid by the Investment Adviser;

•	the Successor Fund will have the same Investment Adviser and nearly identical principal investment strategies;

•	the Successor Fund will have daily liquidity compared to the quarterly liquidity of the Predecessor Fund;

•	shareholders of the Successor Fund no longer need to be “Accredited Investors”;

•	the Successor Fund offers enhanced marketing opportunities; and

•	the Reorganization is intended to qualify as a transaction described in Section 351 of the Code, and based on information available to the Predecessor Fund, the Predecessor Fund does not expect Predecessor Fund unitholders to recognize taxable gain or loss as a result of the Reorganization.

The Board considered the possibility of significant redemptions from the Successor Fund and the impact of such redemptions on the Successor Fund’s fees and expenses, but noted that the Investment Adviser had contractually agreed to limit expenses. The Board also considered that significant redemptions could result in greater difficulty of implementing the Fund’s investment program and potential impacts on the Fund’s investment strategies in order to accommodate daily inflows and outflows of assets. None of these considerations were deemed material by the Board.

For further information regarding the specific factors that were considered by the Predecessor Fund Trustees, please refer to “Board Considerations” herein.

How will the number of shares of the Successor Fund that I will receive be determined?

Unitholders of the Predecessor Fund will receive Successor Fund Class I Shares having an aggregate net asset value equal to the aggregate net asset value of the units such unitholder held in the Predecessor Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. The aggregate net asset value of your holdings should not change as a result of the Reorganization. The value of the Predecessor Fund’s assets and the NAV of the Successor Fund Class I Shares as of the Closing Date will be valued pursuant to the Successor Fund’s valuation procedures, which are the same as the Predecessor Fund’s valuation procedures. Because the Successor Fund has been formed for the purpose of effecting the Reorganization and has not commenced operations, it is expected that the initial NAV per share of the Successor Fund Class I Shares as of the Closing Date will equal $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder will receive will equal the aggregate dollar value of the unitholder’s units in the Predecessor Fund divided by $20.00.

Will my fees increase after the Reorganization?

No. The Successor Fund will pay the same contractual management fee rate as the Predecessor Fund. Each Fund pays a contractual management fee rate of 1.00% of Managed Assets (as defined herein). Each Fund pays the same net management fee rate after giving effect to waivers, as the Investment Adviser has agreed to waive a portion of the management fee and reimburse certain operating expenses, such that total annual fund operating expenses (excluding the management fee and certain other excluded expenses) will not exceed 0.50% for Class I Shares.

On a pro forma basis, the Successor Fund’s expenses are not expected to increase relative to those of the Predecessor Fund. On a net basis, after giving effect to the fee waiver/expense reimbursement noted above, the Predecessor Fund’s and the pro forma Successor Fund’s Total Annual Fund Operating Expenses are 1.50%. On a gross basis, before giving effect to the fee waiver/expense reimbursement noted above, the Predecessor Fund’s and the pro forma Successor Fund’s Total Annual Fund Operating Expenses are 1.92% and 1.91%, respectively, representing a decrease of 0.01%.

While the Successor Fund may grow over time, initially, the Successor Fund’s assets may decline due to redemptions that may occur after a closed-end fund is reorganized into an open-end fund, as shareholders may take the opportunity to redeem shares received in the reorganization at NAV. Because the Predecessor Fund has historically conducted quarterly tender offers to repurchase up to 40% of its outstanding units at NAV, such redemptions may be limited relative to closed-end funds that have not provided shareholders such liquidity at NAV. The Investment Adviser has agreed to waive fees and/or reimburse expenses of the Successor

Fund for a two year period beginning with the Successor Fund’s commencement of operations so that the net expenses of Class I shares of the Successor Fund will be equal to those of the net expenses of the Predecessor Fund immediately prior to the Reorganization, after giving effect to the Investment Adviser’s current fee waiver/expense reimbursement with respect to the Predecessor Fund.

For more details, please see “Comparison of Fees and Expenses” herein.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No. Unitholders of the Predecessor Fund will receive Successor Fund Class I Shares, which are not subject to front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption fees.

Are the investment objectives and strategies of the Successor Fund similar to the investment objectives and strategies of the Predecessor Fund?

Yes. The Funds have similar investment objectives and strategies. The Predecessor Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Successor Fund’s investment objective is to seek current income and capital appreciation.

Each Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”) and MLP-related investments in the infrastructure sector. Under normal market conditions, the Predecessor Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of infrastructure MLPs and MLP Affiliates (affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP) or companies operating in the infrastructure sector. Similarly, under normal market conditions, the Successor Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) operating in the infrastructure sector.

Each Fund considers an investment to be an infrastructure investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The infrastructure investments in which the Predecessor Fund seeks to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities. As a result, each Fund concentrates its investments in the group of industries constituting the energy and energy infrastructure sectors.

For a detailed comparison of each Predecessor Fund’s and Successor Fund’s investment objectives and strategies and a discussion of certain differences, see “Comparison of Investment Objectives, Strategies and Risks” herein.

The Investment Adviser does not expect that any portion of the Predecessor Fund’s portfolio assets will be sold in connection with the Reorganization as distinct from normal portfolio turnover.

Do the principal risks associated with investments in the Predecessor Fund differ from the principal risks associated with investments in the Successor Fund?

The principal risks of the Predecessor Fund are similar to those of the Successor Fund, although the precise identification and description of those risks may differ. With respect to the differences in risks, the risks that are not shared between both Funds are generally a result of the difference in the structure of the Predecessor Fund and Successor Fund as a closed-end fund and open-end fund, respectively. The Predecessor Fund is subject to risks related to the limited liquidity of it common units. The Successor Fund is subject to risks associated with purchases and redemptions by large shareholders. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of investment objectives, strategies and risks.”

What are the principal differences between open-end and closed-end funds?

In evaluating the Reorganization, unitholders of the Predecessor Fund should consider the important distinctions between closed-end and open-end investment companies and how those distinctions bear upon management of the Funds and the relative risks associated with an investment in the Funds. Open-end funds, such as Successor Fund, provide investors with liquidity by generally allowing shareholders to purchase, and sell (redeem) their shares at NAV each business day the mutual fund is open (subject to certain limitations, as provided in the applicable prospectus). As a result, the Successor Fund will engage in a continuous public offering of its shares on a daily basis and must stand ready to redeem its shares at the instruction of shareholders on a daily basis. The Successor Fund’s size will fluctuate both because of sales and redemptions of its shares as well as market appreciation and depreciation in fund assets. By contrast, the Predecessor Fund is a closed-end fund that offers its units in a private placement with monthly closings and may not redeem its units upon unitholder request. Further, units of the Predecessor Fund were not listed and did not trade on an exchange. Instead, the Predecessor Fund has provided limited liquidity through quarterly tender offers (typically for up to 40% of its outstanding units).

As an open-end fund, the Successor Fund must be managed in anticipation of possible redemptions, which generally must be honored within seven days after a redemption request is received by the Fund in good order. Payments to shareholders that redeem their shares generally must be paid in cash, the source of which typically is cash-on-hand or cash raised by the sale of portfolio securities (although in certain instances redemption proceeds can be paid in-kind). Conversely, except with respect to quarterly tender offers, the Predecessor Fund need not be managed in anticipation of possible redemptions. As such, the Successor Fund may hold more liquid assets, such as a larger cash position, than the Predecessor Fund in order to be managed in anticipation of possible redemptions. The Successor Fund, as an open-end fund, may have greater potential for growth in size through sales of additional shares, with the flexibility in management and the potential per share cost savings that may arise from increased size.

As a closed-end fund, the Predecessor Fund is permitted under the 1940 Act to invest without limitation in illiquid securities, while as an open-end fund the Successor Fund may not invest more than 15% of its net assets in illiquid securities. In practice, the Predecessor Fund does not invest more than 15% of its net asset in illiquid securities.

As a closed-end fund, the Predecessor Fund is permitted under the 1940 Act to use leverage to a greater extent, including by issuing preferred shares, subject to having asset coverage (as defined in the 1940 Act) at the time of issuance of at least 200% (i.e., for every dollar of preferred shares outstanding, a fund must have at least two dollars of total assets, including the proceeds of leverage) and borrowings, subject to having asset coverage (as defined in the 1940 Act) at the time of issuance of at least 300% (i.e., for every dollar of Indebtedness outstanding, a fund is must have at least three dollars of total assets, including the proceeds of leverage). However, the Predecessor Fund’s investment policies limit its use of leverage to no more than 10% of its total assets. The Predecessor Fund does not currently use leverage. An open-end fund may only borrow from a bank, subject to maintaining asset coverage of 300%, and may utilize certain temporary borrowings. Neither the Predecessor Fund nor the Successor Fund has any present intention to use leverage.

How many votes am I entitled to cast?

As a unitholder of the Predecessor Fund, you are entitled to one vote for each whole unit, and a proportionate fractional vote for each fractional unit, that you own of the Predecessor Fund on the record date. The record date is October 20, 2017 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Predecessor Fund’s unitholders.

How do I vote my units?

You can vote your units in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or vote by telephone or over the Internet by following the instructions provided on the proxy card. If you need any assistance, or have any questions regarding the Proposal or how to vote your units, please call (888) 777-2346.

What are the quorum and approval requirements for the Reorganization?

Holders of a majority (more than 50%) of the units outstanding and entitled to vote on the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal.

Approval of the Reorganization requires the affirmative vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. Therefore, we encourage unitholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

What happens if the Reorganization is not approved by the Predecessor Fund’s unitholders?

If the unitholders of the Predecessor Fund do not approve the Reorganization, the Predecessor Fund Board will consider other alternatives, including liquidation of the Predecessor Fund and continuing to operate the Predecessor Fund in its current form.

COMPARISON OF THE PREDECESSOR FUND AND THE SUCCESSOR FUND

Comparison of Fees and Expenses

The tables below allow a unitholder to compare the sales charges, management fees and expense ratios of the Predecessor Fund and the pro forma Successor Fund and to analyze the estimated expenses that the Successor Fund expects to bear following the Reorganization.

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended November 30, 2016 for the Predecessor Fund. The numbers provided in the following expense tables and examples for the pro forma Successor Fund are estimates because the Successor Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Shareholder Fees (fees paid directly from your investment)

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)		Cushing MLP Infrastructure Fund (Successor Fund) Pro Forma
	Units		Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fee (as a percentage of amount redeemed)	None		None
Wire Transfer Fee	None		$15	[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)		Cushing MLP Infrastructure Fund (Successor Fund) Pro Forma
Management Fee	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	Non	e	Non	e
Other Expenses [2]	0.92%		0.91%
Total Annual Fund Operating Expenses [3]	1.92%		1.91%
Fee Waiver/Expense Reimbursement [3]	(0.42)%		(0.41)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement [3]	1.50%		1.50%[4]

(1)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition your bank may charge a fee for receiving wires.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Successor Fund for certain Successor Fund operating expenses, such that total annual fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees and service fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for Class I Shares, subject to possible recoupment from the Successor Fund in future years on a rolling three year basis (within the three years after the date that such fees have been waived and expenses reimbursed); provided, however, that such recoupment will not cause the Successor Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Successor Fund prior to two years from the closing of the Reorganization and may be modified or terminated by the Investment Adviser at any time thereafter. The Investment Adviser has also agreed to waive a portion of the management fee and/or reimburse the Predecessor Fund for certain operating expenses so that the annual expenses (whether incurred directly by the Predecessor Fund or indirectly at the Master Fund level) exclusive of taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses (other than the fees and expenses of the Master Fund borne by the Predecessor Fund) or extraordinary expenses, such as litigation, do not exceed 1.50%, subject to possible recoupment from the Predecessor Fund in future years on a rolling three year basis (within the three years after a portion of the advisory fee has been waived or the date operating expenses were reimbursed) if such recoupment can be achieved without exceeding the expense limitation. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Predecessor Fund prior to November 30, 2018 and may be modified or terminated by the Investment Adviser at any time thereafter.
(4)	To the extent that there may be significant redemptions from the Successor Fund following the Reorganization, it may increase the Successor Fund’s Annual Fund Operating Expenses (before waivers), but Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement would remain at 1.50%, pursuant to the expense limitation agreement noted below.

Expense Example

The following Examples are intended to help you compare the cost of investing in units of the Predecessor Fund with the cost of investing in the Successor Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your units or shares, as applicable, at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses (giving effect to the fee waiver and expense limitation only during the period such waiver an expense limitation is in effect) remain the same.

Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 Year	3 Years	5 Years	10 Years
The Cushing MLP Infrastructure Fund I (Predecessor Fund)	$153	$520	$958	$2,176
Cushing MLP Infrastructure Fund – Class I Shares (Successor Fund) Pro Forma	$153	$519	$955	$2,168

If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years
The Cushing MLP Infrastructure Fund I (Predecessor Fund)	$153	$520	$958	$2,176
Cushing MLP Infrastructure Fund – Class I Shares (Successor Fund) Pro Forma	$153	$519	$955	$2,168

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Expense Example presented above is based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved because expenses depend on a variety of factors, such as the future level of the Successor Fund’s assets. Those factors are beyond the control of the Successor Fund and he Investment Adviser. Actual expenses may be greater or less than those shown in the tables above and may change.

Comparison of Investment Objectives, Strategies and Risks

The following summarizes the investment objectives, strategies and risks of the Predecessor Fund and the Successor Fund. Further information about the Successor Fund’s investment objectives, strategies and risks are contained in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus

Investment Objective and Principal Investment Strategies

The Funds have similar investment objectives and principal investment strategies.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Investment Objective

The Predecessor Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.	The Successor Fund seeks current income and capital appreciation.	The Funds have similar investment objectives.

MLP Investments

The Predecessor Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in master limited partnerships, affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partners units in an MLP and MLP-related investments. Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. The Predecessor Fund’s MLP Investments will consist primarily of investments that offer economic exposure to MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs,	Under normal market conditions, the Successor Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships and MLP-related investments operating in the infrastructure sector. The Successor Fund’s MLP Investments may consist of investments that offer economic exposure to MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, securities that are derivatives of interests in MLPs, indirect ownership interests in an MLP issued by an MLP affiliate (I-Shares), and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies.	Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
securities that are derivatives of interests in MLPs, including I-Shares, and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies

Infrastructure Investments

The Predecessor Fund considers an MLP to be an infrastructure MLP if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The infrastructure investments in which the Predecessor Fund seeks to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities. As a result, each Fund concentrates its investments in the group of industries constituting the energy and energy infrastructure sectors.	The Successor Fund considers an MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The infrastructure MLP Investments in which the Successor Fund seeks to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities. As a result, the Successor Fund will concentrate its investments in the group of industries constituting the energy and energy infrastructure sectors.	Same.

Midstream MLPS

The Predecessor Fund seeks to achieve its investment objective through investments in publicly traded MLPs that, in the Investment Adviser’s view, are most attractive. The Predecessor Fund will focus primarily on “midstream” MLPs, whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity.	The Successor Fund focuses primarily on midstream MLP Investments whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. The Successor Fund invests primarily in MLP Investments in North America, including the United States and, to a lesser extent, Canada.	Substantially the same.

Qualified Publicly Traded Partnerships

May invest without limitation.	The Successor Fund will not invest more than 25% of its total assets in MLPs that are treated as Qualified Publicly Traded Partnerships for U.S. federal income tax purposes.	While the Predecessor Fund may invest without limitation in Qualified Publicly Traded Partnerships, it does not currently invest more than 25% of its total assets in such investments.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Diversification

The Predecessor Fund is a non-diversified closed-end management investment company. As a partnership, the Predecessor Fund is not subject to the asset diversification tests of Subchapter M of the Code. However, the Predecessor Fund will generally seek to invest no more than 10% of the Predecessor Fund’s total assets in any one issue and no more than 15% of total assets in any one issuer, in each case, determined at the time of investment	The Successor Fund is a non-diversified open-end management investment company. In order to qualify to be taxed as a RIC, the Successor Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Successor Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Successor Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Successor Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Successor Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.	Each Fund is a non-diversified fund. Because the Predecessor Fund was not subject to the diversification tests of Subchapter M of the Code, it adopted certain diversification policies.

PIPE and IPO Investments

The Predecessor Fund may seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions. Generally, no more than 50% of the Predecessor Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.	Investing in PIPEs and IPOs is not a principal investment strategy of the Successor Fund.	While the Funds’ policies with respect to PIPEs and IPOs differ, the Predecessor Fund does not currently make significant investments in PIPEs and IPOs.

Market Capitalization

The Predecessor Fund may invest in issuers of any market capitalization size.	The Successor Fund may invest in issuers of any market capitalization size.	Same.

Illiquid Securities

As a closed-end fund, the Predecessor Fund may invest without limitation in illiquid securities.	The Successor Fund may only invest up to 15% of its net assets in illiquid securities.	While the Predecessor Fund is permitted to invest without limitation in illiquid securities, it does not currently invest in excess of its net assets in illiquid securities.

For information regarding additional non-principal investment strategies of the Successor Fund, see the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus. For information regarding additional non-principal investment strategies of the Predecessor Fund, see Appendix C – Predecessor Fund Additional Investment Policies, Strategies and Risks.

Use of Leverage

As a closed-end fund, the Predecessor Fund is permitted under the 1940 Act to use leverage to a greater extent, including by issuing preferred shares, subject to having asset coverage (as defined in the 1940 Act) at the time of issuance of at least 200% (i.e., for every dollar of preferred shares outstanding, a fund must have at least two dollars of total assets, including the proceeds of leverage) and borrowings, subject to having asset coverage (as defined in the 1940 Act) at the time of issuance of at least 300% (i.e., for every dollar of Indebtedness outstanding, a fund is must have at least three dollars of total assets, including the proceeds of leverage). However, the Predecessor Fund’s investment policies limit its use of leverage to no more than 10% of its total assets. The Predecessor Fund does not currently use leverage. An open-end fund may only borrowing from a bank, subject to maintaining asset coverage of 300%, and may utilize certain temporary borrowings. Neither the Predecessor Fund nor the Successor Fund has any present intention to use leverage.

Principal Risks

The following principal risks of investments in the Predecessor Fund and the Successor Fund are similar, although the precise identification and description of those risks may differ. With respect to the differences in risks, those of the Predecessor Fund’s risks that are not shared with the Successor Fund are generally a result of the Predecessor Fund’s status as a closed-end fund. Below is a description of the risks of investing in the Predecessor Fund and Successor Fund. The discussion below presents the risks as disclosed in the Successor Fund Prospectus.

Neither the Predecessor Fund nor the Successor Fund can guarantee that it will achieve its investment objective. If the value of a Fund’s investments goes down, you may lose money.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Market Risk

An investment in Common Units of the Predecessor Fund is subject to investment risk, including the possible loss of an investor’s entire investment. An investment in Common Units of the Predecessor Fund represents an indirect investment in the securities owned by the Predecessor Fund, which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in the Predecessor Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Predecessor Fund invests will affect the value of Common Units of the Predecessor Fund. Common Units of the Predecessor Fund at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Predecessor Fund’s distributions. The Predecessor Fund is primarily a long-term investment vehicle. An investment in Common Units of the Predecessor Fund is not intended to constitute a complete investment program and should not be viewed as such.

The value of the Successor Fund’s investments may change because of broad changes in the markets in which the Successor Fund invests, which could cause the Successor Fund to underperform other Funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Successor Fund’s shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLP Investments and other issuers in which the Successor Fund invests to sustain their historical distribution levels, which in turn, may adversely affect the Successor Fund. The Investment Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Successor Fund’s performance will correlate with any increases in oil and gas prices. The Successor Fund and its shareholders could therefore lose money as a result of the conditions in the energy market.

Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.	Same.

Cash Flow Risk

The Predecessor Fund will derive substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Predecessor Fund has available to distribute to Unitholders will depend on the ability of the MLPs in which the Predecessor Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Predecessor Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends. The amount of cash that any individual MLP can distribute to its investors, including the Predecessor Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resource sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that a MLP will have available for distribution will also depend on the incentive distributions payable to its GP or managing member in connection with distributions paid to its equity investors.	The Successor Fund will derive substantially all of its cash flow from infrastructure MLP Investments. The amount of cash that the Successor Fund has available to distribute to shareholders will depend on the ability of the companies in which the Successor Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Successor Fund will likely have no influence over the actions of the issuers in which it invests with respect to the payment of distributions or dividends. The amount of cash that any individual company can distribute to its investors, including the Successor Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.	Substantially the same.

Concentration Risk

Under normal market conditions the Predecessor Fund will invest substantially of its net assets in publicly traded MLP investments, which operate primarily in the energy and energy infrastructure sectors. A downturn in the energy and energy infrastructure sectors could have a larger impact on the Predecessor Fund than on a Predecessor Fund that does not concentrate in such sectors. At times, the performance of securities of companies in the energy and energy infrastructure sectors may lag the performance of other sectors or the broader market as a whole. There are risks inherent in the energy and energy infrastructure sectors and the businesses of MLPs including those described below.	Because the Successor Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with the sectors than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards MLP Investments may adversely affect the Successor Fund, and the performance of MLP Investments may lag behind the broader market as a whole.	Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Infrastructure MLP Investment Risks

Commodity Price Risk – The return on the Predecessor Fund’s investments in MLPs will be dependent on the operating margins received and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. Natural resource commodity prices have been very volatile in the past and such volatility is expected to continue. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed.	Commodity Price Risk – MLPs and companies in the energy infrastructure sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed.	Substantially the same.

Cyclicality Risk – The operating results of companies in the broader natural resource sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. Commodity prices and natural resource asset values are near historically high levels. The highly cyclical nature of the natural resource sector may adversely affect the earnings or operating cash flows of the MLPs in which the Predecessor Fund will invest.	Cyclicality Risk – The operating results of MLPs and companies in the energy infrastructure sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy infrastructure sector may adversely affect the earnings or operating cash flows of the issuers in which the Successor Fund will invest.	Same.

Supply Risk – The profitability of MLPs, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and, therefore, their ability to make distributions or pay dividends.	Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy infrastructure sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.	Substantially the same.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil or refined petroleum products could adversely affect an MLP’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an	Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy infrastructure sector. A decline in demand for energy commodities could result from factors	Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.	such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others.

Risks Relating to Expansions and Acquisitions – MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resource sector could reduce the growth rate of cash flows received by the Predecessor Fund from MLPs that grow through acquisitions.	Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy infrastructure sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated.	Substantially the same.

Competition Risk – The natural resource sector is highly competitive. The MLPs in which the Predecessor Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resource assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel.	Competition Risk – The energy infrastructure sector is highly competitive. Companies in which the Successor Fund may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel.	Same.

Weather Risk – Extreme weather conditions, such as hurricanes, could result in substantial damage to the facilities of certain MLPs located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs, and could therefore adversely affect their securities.	Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy infrastructure sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.	Same.

Interest Rate Risk – The prices of the equity and debt securities of the MLPs the Predecessor Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased	Interest Rate Risk – The prices of debt securities of the companies the Successor Fund may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of	Same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.	certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Regulatory Risk – The profitability of MLPs could be adversely affected by changes in the regulatory environment. MLPs are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.	Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and companies in the energy infrastructure sector.	Substantially the same.

Environmental Risk. There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

—the Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

—the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

—the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state

Environmental Risk – There is an inherent risk that MLPs and companies in the energy infrastructure sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and companies in the energy infrastructure sector, and the cost of any remediation that may become necessary. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

—the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

—the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

—the federal Resource Conservation and

Same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

—the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

—the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “SuperFund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Affiliated Party Risk – Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.	Affiliated Party Risk – Certain MLPs and companies in the energy infrastructure sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.	Substantially the same.

Catastrophe Risk – The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.	Catastrophe and Terrorism Risk – The operations of MLPs and companies in the energy infrastructure sector are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.	Substantially the same.

No stated risk factor.	Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the energy infrastructure sector may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability.	Not a stated risk factor of the Predecessor Fund.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Industry Specific Risk

Pipelines – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation.	Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation.	Same.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins.	Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins.	Same.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.	Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.	Same.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products.	Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products.	Same.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins.	Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins.	Same.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level	Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level	Same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation.	of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation.

Marine shipping – Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates.	Marine Shipping – Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates.	Same.

MLP Structure Risks

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the GP or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the GP or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.	Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.	Same.

MLP Tax Risk

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Predecessor Fund or the MLPs in which the Predecessor Fund will invest. Any such changes could negatively impact the Predecessor Fund’s Unitholders.

The Predecessor Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income it is allocated and the amount of distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Predecessor Fund will derive from its investment in MLPs is largely dependent on the MLP’s being treated as partnerships for federal income tax purposes. As a partnership, a MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in a MLP’s business, a MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if a MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Successor Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Successor Fund and lower income.

The portion, if any, of a distribution received by the Successor Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Successor Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Successor Fund. Distributions

Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
distributions received by the Predecessor Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Predecessor Fund, likely causing a reduction in the value of Common Units of the Predecessor Fund.

received by shareholders from the Successor Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Successor Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder. A distribution received by the Successor Fund as the holder of an MLP equity security that exceeds the Successor Fund’s tax basis in the MLP equity security generally will be taxable as ordinary income.

The final portion of the distributions received by the Successor Fund that are considered a return of capital or ordinary income will not be known until the Successor Fund receives a schedule K-1 with respect to each of its MLP investments. The MLPs in which the Successor Fund invests generally will not deliver their schedule K-1s to the Successor Fund until after the Successor Fund must deliver Form 1099s to its shareholders. If the schedule K-1s received by the Successor Fund show that the Successor Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Successor Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Canadian Investment Risks

The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner.	The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner.	Same.

Equity Securities Risk

MLP common units and other equity securities of MLPs can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resource sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP (which is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs can also be affected by Fundamentals unique to the partnership or company, including earnings power and coverage ratios.	MLP common units and other equity securities can be affected by macro-economic political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (which in the case of MLPs generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by Fundamentals unique to the partnership or company, including earnings power and coverage ratios.	Substantially the same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison

Market Capitalization Risk

Certain of the MLPs in which the Predecessor Fund may invest may have small or medium-sized market capitalizations. Investing in the securities of small-cap or mid-cap MLPs presents some particular investment risks. These MLPs may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs may be less liquid than those of larger MLPs, and may experience greater price fluctuations than larger MLPs. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.	To the extent the Successor Fund invests in the securities issued by small-, mid-, or large-cap companies, the Successor Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.	Substantially the same.

Liquidity and Valuation Risk

Market prices may not be readily available for certain of the Predecessor Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees (the “Board”) or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Predecessor Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Predecessor Fund’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Predecessor Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so. When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Predecessor Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair	Market prices may not be readily available for certain of the Successor Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board. Securities purchased by the Successor Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Successor Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Successor Fund shares or receive less than the market value when selling Successor Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Successor Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of	Same.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.	redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Successor Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Successor Fund.

Non-Diversification Risk

The Predecessor Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Predecessor Fund invests a relatively high percentage of the Predecessor Fund’s assets in the securities of a limited number of issuers, the Predecessor Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.	The Successor Fund is a non-diversified, open-end management investment company registered under the 1940 Act. A non-diversified Successor Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified Successor Fund. An investment in a non-diversified Successor Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Successor Fund’s shares.	Substantially the same.

New Fund Risk

No stated risk factor.	The Successor Fund is new, with no operating history as an open-end management investment company, and there can be no assurance that the Successor Fund will grow to or maintain an economically viable size, in which case the Successor Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels or the Board may determine to cease its operations.	The Predecessor Fund is not a newly created Fund like the Successor Fund.

Investments by Large Shareholders

No stated risk factor.	From time to time, the Successor Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual Successor Funds or other investors. Such large transactions could have adverse effects on the Successor Fund’s performance if the Successor Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Successor Fund’s transaction costs.	This is not a risk of the Predecessor Fund because of the limited liquidity of the Predecessor Fund’s Common Units.

Limited Liquidity of Common Units

The Predecessor Fund may, from time to time, conduct tender offers to repurchase common units from unitholders in those amounts, and on such terms and conditions as the Predecessor Fund Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Predecessor Fund at that time. There is no guarantee that a unitholder	No stated risk factor.	This is not a risk of the Successor Fund because its shares are redeemable daily at net asset value.

The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)	Comparison
will be able to sell all of the common units desired to be sold by such unitholder in any particular tender offer. If a tender offer is oversubscribed by unitholders, the Predecessor Fund will purchase only a pro rata portion of the common units tendered by each unitholder.

Transfer Restrictions

The Predecessor Fund did not list the Common Units for trading on any national securities exchange. There is no secondary trading market for the Common Units, and there is no assurance that a secondary market will develop. The Common Units are therefore not readily marketable. The prior written consent of the Investment Adviser is required for any transfer of Common Units. In addition, the Common Units will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for an Accredited Investor.	No stated risk factor.	This is not a risk of the Successor Fund because its shares are redeemable daily at net asset value.

Risks Associated with an Investment in IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.	Not stated risk factors	Investing in IPOs is not a principal strategy of the Successor Fund and therefore not a principal risk factor of the Successor Fund.

For information regarding additional non-principal risks of the Successor Fund, see the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus. For information regarding additional non-principal risks of the Predecessor Fund, see Appendix C – Predecessor Fund Additional Investment Policies, Strategies and Risks.

Comparison of Fundamental Investment Restrictions

As required by the 1940 Act, each Fund has adopted the same fundamental investment restrictions. Fundamental investment restrictions may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. Each Fund has the same fundamental investment policies.

Each Fund may not:

1.	borrow money or issue senior securities except in compliance with the 1940 Act;

2.	act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

3.	invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the energy and energy infrastructure sectors, and except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;

4.	purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, or (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and except as otherwise permitted by applicable law;

5.	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities, and except as otherwise permitted by applicable law;

6.	make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets or (c) by engaging in repurchase agreements, and except as may otherwise be permitted by applicable law.

Comparison of Portfolio Turnover

The Predecessor Fund’s portfolio turnover for its most recent fiscal year ended November 30, 2016 was 54.68% of the average value of its portfolio. The Successor Fund has not commenced operations, as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Successor Fund’s portfolio turnover rate will likely be similar or slightly higher as compared to that of the Predecessor Fund. Open-end funds commonly have higher turnover than closed-end funds, particularly because the net assets of open-end funds may fluctuate in connection with daily purchase and redemption activity. Accordingly, the Successor Fund may have a slightly higher portfolio turnover as a result of purchasing and selling securities in response to shareholder activity.

Comparison of Fund Performance

If the Reorganization is approved, the Successor Fund will continue the performance history of the Predecessor Fund. The Successor Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus.

The performance information that follows shows the Predecessor Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Predecessor Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns at net asset value compare with those of a broad measure of market performance. The index reflects no deduction for fees, expenses or taxes. The Predecessor Fund’s past performance is not necessarily an indication of how the Successor Fund will perform in the future. The Predecessor Fund is treated as a partnership for tax purposes and is not subject to U.S. federal income tax. Rather, each unitholder, in computing its U.S. federal income tax, includes its allocable share of Successor Fund items of income, gain, loss, deduction and expense for the taxable year of the Successor Fund ending within or with the taxable year of the unitholder. Because of the pass-through nature of the Predecessor Fund’s status as a partnership for tax purposes, the Predecessor Fund’s performance returns are not presented on an after-tax basis.

Predecessor Fund Annual Total Returns (calendar year-end)

Best Quarter: 1st Quarter 2013 22.40%	Worst Quarter: 3rd Quarter 2015 -25.30%

The Predecessor Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was -8.70%.

Predecessor Average Annual Total Returns

(for the periods ended December 31, 2016)

Annualized Returns (%)	One Year	Five Year	Since Inception (March 1, 2010)
The Cushing MLP Infrastructure Fund I	23.51%	8.84%	12.69%
S&P 500 Index	11.96%	14.66%	13.10%

Comparison of Investment Advisers and Other Service Providers

Investment Adviser

The Investment Adviser serves as the investment adviser for the Predecessor Fund and the Successor Fund. The Investment Adviser, a Texas limited partnership located at 8117 Preston Road, Suite 440, Dallas, Texas 75225, is an investment adviser registered with the SEC. As of June 30, 2017, the Investment Adviser had approximately $3.5 billion of assets under management in closed-end funds, mutual funds, privately offered funds and separately managed accounts.

The general partner of the Investment Adviser is Swank Capital, LLC. Jerry V. Swank, Trustee, Chairman, President and Chief Executive Officer of the Fund, is the Managing Partner of the Investment Adviser and the sole owner and Managing Member of Swank Capital, LLC. By virtue of these positions, Mr. Swank is deemed to control the Investment Adviser.

Each Fund pays the same investment advisory fee rate. The Investment Adviser manages the overall investment operations of the Predecessor Fund in accordance with its investment objective and policies and formulates a continuing investment strategy for the Predecessor Fund. Under the terms of the advisory agreement between the Master Fund and the Investment Adviser, the Master Fund pays the Investment Adviser a fee, which is borne by the Predecessor Fund, at an annual rate equal to 1.00% of the Fund’s Managed Assets (defined as means the total assets of the Master Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to financial leverage, including, without limitation, financial leverage obtained through (i)

indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Master Fund’s investment objective and policies, and/or (iv) any other means). The Investment Adviser has agreed to waive a portion of the management fee and/or reimburse the Predecessor Fund for certain operating expenses so that the annual expenses (whether incurred directly by the Predecessor Fund or indirectly at the Master Fund level) exclusive of taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses (other than the fees and expenses of the Master Fund borne by the Predecessor Fund) or extraordinary expenses, such as litigation, do not exceed 1.50%, subject to possible recoupment from the Predecessor Fund in future years on a rolling three year basis (within the three years after a portion of the advisory fee has been waived or the date operating expenses were reimbursed) if such recoupment can be achieved without exceeding the expense limitation. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Predecessor Fund prior to November 30, 2018 and may be modified or terminated by the Investment Adviser at any time thereafter.

The Investment Adviser will manage the overall investment operations of the Successor Fund in accordance with its investment objective and policies and formulates a continuing investment strategy for the Successor Fund. Under the terms of the advisory agreement between the Successor Fund and the Investment Adviser, the Successor Fund will pay the Investment Adviser a fee at an annual rate equal to a 1.00% of the average daily value of the Successor Fund’s Managed Assets (defined as the total assets of the Successor Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Successor Fund’s investment objective and policies). The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Successor Fund for certain Successor Fund operating expenses, such that total annual fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees and service fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for Class I Shares, subject to possible recoupment from the Successor Fund in future years on a rolling three year basis (within the three years after the date that such fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Successor Fund prior to two years from the closing of the Reorganization and may be modified or terminated by the Investment Adviser at any time thereafter.

The Investment Adviser’s right to recoup amounts waived or reimbursed with respect to the Predecessor Fund will not survive the Reorganization. Therefore, although the terms of the waiver agreement for the Predecessor Fund allow for recoupment of amounts waived or reimbursed on a rolling three year basis, amounts waived or reimbursed with respect to the Predecessor Fund prior to the closing of the Reorganization may not be recouped from the Successor Fund following the closing of the Reorganization. Only amounts waived or reimbursed with respect to the Successor Fund after the closing of the Reorganization may be recouped, on a rolling three year basis, from the Successor Fund.

The Board of Trustees of the Trust approved the investment advisory agreement for the Successor Fund on September 14, 2017. Prior to the closing of the Reorganization, the Successor Fund will sell a share to the Investment Adviser or an affiliate of the Investment Adviser who, as sole shareholder, will approve the investment advisory agreement. A discussion regarding the basis for the Board of Trustees of the Trust’s approval of the investment advisory agreement for the Successor Fund will be available in the Successor Fund’s first annual or semi-annual report to shareholders following commencement of operations.

A discussion regarding the basis for the Predecessor Fund Board’s approval of the investment management agreement for the Predecessor Fund is available in the Predecessor Fund’s November 30, 2016 annual report to unitholders.

Portfolio Managers

The portfolio managers for the Predecessor Fund also serve as the portfolio managers of the Successor Fund.

Jerry V. Swank, Founder, Managing Partner and Co-Chief Investment Officer of the Investment Adviser, Elizabeth F. Toudouze, Portfolio Manager of the Investment Adviser, and John Musgrave, Portfolio Manager and Co-Chief Investment Officer of the Investment Adviser, are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Swank and Ms. Toudouze have been portfolio managers of the Successor Fund since its inception and have been portfolio managers of the Predecessor Fund since its inception. Mr. Musgrave has been a portfolio manager of the Successor Fund since its inception and has been a portfolio manager of the Predecessor Fund since 2012.

Jerry V. Swank is Founder, Managing Partner and Co-Chief Investment Officer of the Investment Adviser. Mr. Swank formed Swank Capital, LLC and the Investment Adviser in 2000 and 2003, respectively. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund and Cushing® Mutual Funds Trust. Mr. Swank has been a portfolio manager of the Successor Fund and the Predecessor Fund since inception.

Elizabeth F. Toudouze is a Portfolio Manager of the Investment Adviser. Ms. Toudoze joined the Investment Adviser in 2005. Prior to joining the Investment Adviser, she established and ran a family office where she developed investment policies, set asset allocations, and analyzed investments in both private and public markets. Prior to that, she spent a combined seven years in the private wealth divisions of Bank of America, Morgan Stanley, and JP Morgan. Previously, she worked for ten years at hedge fund Paragon Associates as an analyst, trader, and portfolio manager. She worked on the institutional trading desk at Merrill Lynch for three years prior to Paragon. Ms. Toudouze received her BBA from Southern Methodist University and an MBA from The Cox School of Business at Southern Methodist University. Ms. Toudouze has been a portfolio manager of the Successor Fund and the Predecessor Fund since inception.

John M. Musgrave is a Portfolio Manager and Co-Chief Investment Officer of the Investment Adviser. Mr. Musgrave joined the Investment Adviser in 2007. Prior to joining the Investment Adviser, Mr. Musgrave worked in the investment banking division of Citigroup Global Markets Inc., where he focused on corporate finance and mergers and acquisitions in a wide range of industries, including energy MLPs. He also worked previously as an analyst for the Global Energy Group of UBS Investment Bank. Mr. Musgrave received his B.B.A. in Finance from Texas A&M University. Mr. Musgrave has been a portfolio manager of the Successor Fund since inception and the Predecessor Fund since July 2012.

For more information about the management of the Successor Fund, please refer to the “Management of the Fund” in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Custodian

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, provides custodian services for the securities and cash of the Predecessor Fund and Successor Fund. U.S. Bank, N.A. utilizes foreign sub-custodians under procedures approved by the applicable Board in accordance with applicable legal requirements.

Administrator, Fund Accounting Agent and Transfer Agent

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, serves as the administrator, fund accounting agent and transfer agent for each of the Predecessor Fund and Successor Fund.

Independent Registered Public Accounting Firm

KPMG LLP, 2323 Ross Avenue, Dallas, Texas 75201, serves as the independent registered public accounting firm for the Predecessor Fund and Successor Fund.

Distributor

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as the distributor for the units of the Predecessor Fund and the shares of the Successor Fund.

Comparison of Fund Shares

The Predecessor Fund has a single class of units, while the Successor Fund offers Class A, Class C and Class I shares of beneficial interest. Each such class of shares of the Successor Fund offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs. In addition, some share classes of have certain eligibility requirements which must be met to invest in that class of shares. Unitholders of the Predecessor Fund will receive Successor Fund Class I Shares in the Reorganization. Like the Predecessor Fund, the Class I shares of the Successor Fund are not subject to any sales charges, redemption fees or distribution fees.

The minimum initial investment in Class I shares of the Successor Fund is $250,000; provided that this minimum initial investment shall not apply to Class I shares received in the Reorganization. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Successor Fund reserves the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

If a Class I shareholder’s account balance falls below $250,000 for any reason, the shareholder will be given 60 days to make additional investments so that the account balance is $250,000 or more; provided that in the case of Predecessor Fund unitholders who receive Class I shares in the Reorganization, the minimum account balance shall be $5,000. If your Class I Shares account balance falls below $5,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $5,000 or more. If you do not, the Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

The Successor Fund also offers other classes of shares with different eligibility requirements that shareholders may wish to purchase in the future.

Comparison of Purchase and Redemption Procedures

Predecessor Fund

The Predecessor Fund is a continuously offered non-listed closed-end fund.

Offering. Common units of the Predecessor Fund may be offered or sold only to investors who qualify as “Accredited Investors” as such term is defined in Regulation D under the Securities Act of 1933, as amended. The Investment Adviser reserves the right to reject any investor on behalf of the Predecessor Fund in whole or in part for any reason or for no reason in its sole discretion.

Common units are offered in a private placement to persons who satisfy the suitability standards set forth in this Predecessor Fund’s private placement memorandum. The minimum initial subscription that will be accepted is $50,000, provided that the Predecessor Fund may from time to time, in the sole discretion of the Investment Adviser on behalf of the Predecessor Fund, reduce the minimum initial subscription amount or accept initial subscriptions for less than the then applicable minimum initial subscription amount. The minimum subsequent subscription that will be accepted is $5,000 provided that the Predecessor Fund may from time to time, in the sole discretion of the Investment Adviser on behalf of the Predecessor Fund, reduce the minimum subsequent subscription amount or accept subscriptions for less than the then applicable minimum subsequent subscription amount. Subscriptions are payable in full at the time an investor returns a completed subscription agreement, which must be at least three business days before the intended effective closing.

The Predecessor Fund offers common units at closings, which are generally expected to occur on the first business day of each month, as determined by the Investment Adviser on behalf of the Predecessor Fund.

Each investor’s subscription will be made in accordance with the subscription agreement and will be denominated in common units having a purchase price equal to the NAV per common unit on the day following the closing.

Subscriptions for common units of the Predecessor Fund are not subject to a sales charge imposed by the Predecessor Fund. However, brokers, dealers, placement agents and other financial intermediaries may impose sales charges or other fees with respect to subscriptions by their clients for common units of the Predecessor Fund. Any such sales charges or fees will be in addition to an investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Predecessor Fund or part of the assets of the Predecessor Fund.

Redemption: As a closed-end fund, common units of the Predecessor Fund may not be redeemed. The Predecessor Fund may, from time to time, conduct tender offers to repurchase common units from unitholders in those amounts, and on such terms and conditions as the Predecessor Fund’s Board of Trustees may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Predecessor Fund at that time. In determining whether the Predecessor Fund should conduct a tender offer to repurchase common units, the Predecessor Fund’s Board of Trustees will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser currently expects that it will generally recommend to the Predecessor Fund’s Board of Trustees that the Predecessor Fund conduct tender offers to repurchase common units quarterly, typically on the last business day of March, June, September and December. The Predecessor Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. There is no guarantee that a unitholder will be able to sell all of the common units desired to be sold by such unitholder in any particular tender offer. If a tender offer is oversubscribed by unitholders, the Predecessor Fund will purchase only a pro rata portion of the common units tendered by each unitholder.

The Predecessor Fund does not offer any exchange privileges.

Successor Fund

As an open-end fund, shares of the Successor Fund will be purchased and redeemed with the Successor Fund on a daily basis at net asset value. The net asset value per share for each class of shares of the Successor Fund will be determined once daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open for trading. Net asset value per share for each class is determined by dividing the value of the Successor Fund’s portfolio securities, cash and other assets (including accrued interest and the Successor Fund’s deferred tax asset, if applicable, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Successor Fund’s deferred tax liability, if any) attributable to such class, by the total number of shares of the class outstanding.

Purchase Procedures. The Successor Fund offers shares through its distributor on a continuous basis. Shares of the Successor Fund may be purchased directly through its transfer agent and through other authorized financial intermediaries. The purchase price of each Class I share of the Successor Fund will be based on the NAV next determined after the order is received in good order by the Successor Fund or its agent. Purchases of shares of the Successor Fund may be made by mail or telephone. Additional information regarding the purchase procedures of the Successor Fund is available in the Successor Fund Prospectus in the section entitled “How to Purchase Shares.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Unitholders of the Predecessor Fund whose units are held directly with the Predecessor Fund’s transfer agent will have their Successor Fund Class I Shares received in the Reorganization credited to a new account with the same registration at the Successor Fund’s transfer agent. Shareholders in the Predecessor Fund whose shares are held in an account with a broker dealer should contact their financial advisor to verify how the shares of the Successor Fund will be maintained.

Redemption Procedures. A shareholder may redeem shares of the Successor Fund at any time. The Successor Fund makes redemptions in cash, typically by check, electronic bank transfer or wire. The Successor Fund reserves the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).

Additional information regarding the redemption procedures of the Successor Fund is available in the Successor Fund Prospectus in the section entitled “How to Redeem Shares.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

The Successor Fund does not currently offer any exchange privileges.

Frequent Purchases and Redemptions. Frequent purchases and redemptions of the Successor Fund’s shares by a shareholder may harm other shareholders of the Successor Fund by interfering with efficient management of the Successor Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees of the Successor Fund discourages frequent purchases and redemptions of shares of the Successor Fund and has adopted the policies and procedures with respect to frequent purchases and redemptions of shares described below. Although the Successor Fund has taken steps to discourage frequent purchases and redemptions of the Successor Fund shares, the Successor Fund cannot guarantee that such trading will not occur. Additional information is available in the Successor Fund Prospectus in the section entitled “Market Timing and Abusive-Trading Activity Policy.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies

Successor Fund

The Successor Fund intends to declare and distribute its net investment income, if any, through quarterly distributions. Capital gains, if any, may be distributed at least annually.

In accordance with its investment objective, in seeking current income, the Successor Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes. Such distributions may consist of net investment income, capital gains or return of capital.

As a regulated investment company, the Successor Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).

The Successor Fund expects that distributions paid on the shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).

A portion of the Successor Fund’s distributions may also be characterized as return of capital. The Successor Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by the Successor Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the Successor Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of common shares. The Successor Fund cannot assure you as to what percentage, if any, of the distributions paid on the shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

To permit the maintenance of a more stable distribution rate, the Successor Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Successor Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from the Successor Fund’s NAV.

All distributions will be reinvested in Successor Fund shares unless you choose one of the following options:

(1) receive dividends in cash while reinvesting capital gain distributions in additional Successor Fund shares;

(2) receive capital gain distributions in cash while reinvesting dividends in additional Successor Fund shares; or

(3) receive all distributions in cash.

Distributions are taxable whether received in cash or additional Successor Fund shares

Additional information is available in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Predecessor Fund

The Predecessor Fund generally pays distributions quarterly, in such amounts as may be determined from time to time by the Board of Trustees of the Predecessor Fund. Unless a unitholder elects otherwise, distributions, if any, are automatically reinvested in additional units of the Predecessor Fund. By reason of the Predecessor Fund’s treatment as a partnership for U.S. federal income tax purposes, each Predecessor Fund unitholder in computing its U.S. federal income tax will include its allocable share of Predecessor Fund items of income, gain, loss, deduction and expense for the taxable year of the Predecessor Fund ending within or with the taxable year of the unitholder. It is possible that a unitholder’s U.S. federal income tax liability with respect to its allocable share of the Predecessor Fund earnings in a particular taxable year could exceed the cash distributions to the unitholder for the year, thus giving rise to an out-of-pocket payment by the unitholder.

Fiscal Year End

The Predecessor Fund’s and Successor Fund’s fiscal year end is November 30.

Comparison of Business Structures, Governing Documents and Applicable Law

The Predecessor Fund was organized as a Delaware statutory trust. The Predecessor Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Predecessor Fund registered as a non-diversified, closed-end management investment company under the 1940 Act. Since July 1, 2015, the Predecessor Fund has operated as a feeder fund in a master/feeder structure by investing substantially all of its investable assets in the Master Fund. The Predecessor Fund is currently the only feeder fund that invests in the Master Fund. Pursuant to the Plan, immediately prior to the closing of the Reorganization, the Master Fund will liquidate and distribute all of its assets to the Predecessor Fund.

The Successor Fund is a newly formed series of a Delaware statutory trust. The operations of the Predecessor Fund are governed by the Predecessor Fund’s Agreement and Declaration of Trust, as amended, and by-laws. The operations of the Successor Fund and the Trust are governed by the Trust’s Agreement and Declaration of Trust and by-laws.

Under the Proposal, if approved, the Predecessor Fund will reorganize into the Successor Fund and be governed by the Trust’s Agreement and Declaration of Trust and by-laws. Each Fund currently operates pursuant to an agreement and declaration of trust that are substantially similar. The following is a discussion of the differences within the respective governing documents of each Fund, but is not a complete description thereof. This summary is qualified in its entirety by reference to the governing documents of the Predecessor Fund, copies of which were filed as exhibits to the Predecessor Fund’s registration statement, and the governing documents of the Successor Fund, copies of which were filed as exhibits to the Successor Fund’s registration statement.

Under each Fund’s Declaration of Trust, the Trustees have the power to issue an unlimited number of shares, without shareholder approval. The Trustees of the Successor Fund, however, also have the power to establish and designate multiple series of the Trust. Each series operates as a separate fund with separately defined investment objectives and policies and distinct investment purposes. Among other things, the Successor Fund’s Declaration of Trust provides that shareholders of all series and classes of the Successor Fund vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more funds or classes of shares. The Successor Fund’s Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The Successor Fund’s Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

Although the process to elect Trustees is the same under each Fund’s Declaration of Trust, the removal of Trustees is different. Under the Predecessor Fund’s Declaration of Trust, Trustees may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees then in office, followed by approval of at least 75% of the shares then outstanding and entitled to vote. Trustees of the Successor Fund, however, may be removed with or without cause at any time by vote of at least two-thirds of the number of Trustees prior to such removal or by vote of at least two-thirds of the shares then outstanding and entitled to vote.

Pursuant to the Predecessor Fund’s Declaration of Trust, units of the Predecessor Fund are not redeemable by unitholders and no unitholder has the right to require the Predecessor Fund to redeem or repurchase units. The Trustees, however, may, from time to time and in their absolute discretion and on such terms and conditions as they may determine, cause the Predecessor Fund to offer to repurchase units pursuant to written tender offers.

Pursuant to the Successor Fund’s Declaration of Trust, shareholders of the Successor Fund have the right to require the Successor Fund to redeem all or any part of their shares of that series at a redemption price equal to the NAV per share of that series.

Each unit of the Predecessor Fund and each share of the Successor Fund is entitled to one vote per unit or share, as applicable, with no cumulative voting rights.

Under the 1940 Act, approval of a new investment advisory agreement or approval of a change of a fundamental investment restriction by the Predecessor Fund or the Successor Fund requires approval by a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Fund, whichever is less.

BOARD CONSIDERATIONS

The Reorganization of the Predecessor Fund into the Successor Fund was reviewed by the Board of Trustees of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund Board”), with the advice and assistance of the Predecessor Fund’s counsel and counsel to the Predecessor Fund’s Trustees who are not “interested persons” of the Predecessor Fund or of the Investment Adviser (the “Independent Trustees”), preliminarily at the regular meeting of the Predecessor Fund Board on August 24, 2017, and further, at a special meeting of the Predecessor Fund Board held on September 14, 2017.

In connection with the September meeting, the Predecessor Fund Board requested, and the Investment Adviser provided, information related to the Reorganization. The materials reviewed and discussed by the Predecessor Fund Board included a memorandum prepared by counsel to the Predecessor Fund regarding the Reorganization; a letter prepared by the Investment Adviser with respect to the proposed Reorganization in response to a questionnaire sent by counsel to the Independent Trustees addressing several factors to be considered in connection with the proposed Reorganization; and a management presentation, which included projected expense ratios for the Successor Fund following the Reorganization.

In its deliberations, the Predecessor Fund Board did not identify any single factor that was paramount or controlling, and each Predecessor Fund Trustee may have attributed different weights to various factors. The general factors considered by the Predecessor Fund Board in assessing and approving the Reorganization included, among others, in no order of priority:

•	The Investment Adviser’s recommendation of the Successor Fund’s service providers and the Investment Adviser’s request that the Predecessor Fund Board approve the Reorganization based on the Investment Adviser’s assertion that the Reorganization would be in the best interests of the Predecessor Fund and its unitholders;

•	The management fee charged by the Investment Adviser would be the same for the Successor Fund as for the Predecessor Fund;

•	The Successor Fund’s gross expense ratio of 1.91% of net assets, as projected by the Investment Adviser following the proposed Reorganization (before fee waivers and/or expense reimbursements) is expected to be slightly lower than the current gross expense ratio of the Predecessor Fund of 1.92% of net assets, based upon information provided in the meeting materials, and the Investment Adviser has agreed to cap the fees and expenses of the Successor Fund for a two-year period from the date of the Reorganization, on the same terms and at the same level as the Predecessor Fund’s current expense cap (0.50% of net assets exclusive of the management fee and certain other expenses), subject to a rolling 3-year recoupment period;

•	The Investment Adviser’s agreement to pay all of the expenses of the Reorganization;

•	The continuity of investment advice for unitholders of the Predecessor Fund following the merger into the Successor Fund as a result of both Funds being managed by the same investment adviser using the similar principal investment strategies, other than a limitation on investments by the Successor Fund in qualified publicly traded partnerships to no more than 25% of the Fund’s total assets;

•	The enhanced liquidity from quarterly redemption rights (subject to a percentage limitation) under the Predecessor Fund to daily redemptions rights under the Successor Fund;

•	The enhanced universe of eligible investors from “accredited investors” in the Predecessor Fund to all U.S. investors who satisfy the minimum investment criteria in the Successor Fund;

•	The greater ability to market the Successor Fund because, unlike the Predecessor Fund, the offer and sale of securities by the Successor Fund will be registered pursuant to the Securities Act of 1933, and the potential benefits of the Reorganization anticipated by the Investment Adviser by engaging in enhanced marketing opportunities; and

•	The Reorganization is intended to qualify as a transaction described in Section 351 of the Code, and based on information available to the Predecessor Fund, the Predecessor Fund does not expect Predecessor Fund unitholders to recognize taxable gain or loss as a result of the Reorganization.

The Predecessor Fund’s Board concluded that each of the foregoing factors supported the conclusion that the Reorganization would be in the best interest of unitholders and the determination to approve the Reorganization.

The Predecessor Fund’s Board considered the possibility of significant redemptions from the Successor Fund and the impact of such redemptions on fees and expenses, but noted that the Investment Adviser had contractually agreed to limit expenses. The Predecessor Fund’s Board also considered that significant redemptions could result in greater difficulty of implementing the Successor Fund’s investment program and potential impacts on the Successor Fund’s investment strategies in order to accommodate daily inflows and outflows of assets. None of these considerations were deemed material by the Predecessor Fund’s Board.

After considering all of the factors outlined above and such other factors as the Predecessor Fund Board deemed appropriate, the Predecessor Fund Board, including the Independent Trustees, approved the Reorganization of the Predecessor Fund into the Successor Fund. In approving the Reorganization, the Predecessor Fund Board determined that the Reorganization would be in the best interests of the Predecessor Fund and that the interests of the Predecessor Fund’s unitholders would not be diluted as a result of the Reorganization.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by unitholders of the Predecessor Fund, the Reorganization of the Predecessor Fund into the Successor Fund is expected to occur after the close of business on December 15, 2017, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that at Closing the Predecessor Fund will contribute, assign, deliver and otherwise transfer all of its then-existing assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing Date, books and records, any deferred tax benefit and any other property owned by the Predecessor Fund as of the Closing Date (collectively, the “Assets”). In consideration thereof, the Trust, on behalf of the Successor Fund, agrees at the Closing (i) to assume and pay when due all liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Predecessor Fund, whether known or unknown, absolute, contingent, or accrued, including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Agreement and Declaration of Trust, as amended, or otherwise, existing as of the Closing Date (collectively the “Liabilities”); and (ii) to deliver to the Predecessor Fund at the Closing full and fractional Successor Fund Class I Shares (to the third decimal place) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund as of 4:00 p.m. Eastern time on the Closing Date.

Immediately following the Closing, the Successor Fund Class I Shares received by the Predecessor Fund shall be transferred to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund unitholders. The aggregate net asset value of the Successor Fund shares to be so credited to Predecessor Fund unitholders shall be equal to the aggregate net asset value of the then outstanding Predecessor Fund units owned by Predecessor Fund unitholders as of 4:00 p.m. Eastern time on the Closing Date.

The value of the Predecessor Fund’s assets and the NAV of the Successor Fund Class I Shares as of the Closing Date will be valued pursuant to the Successor Fund’s valuation procedures, which are the same as the Predecessor Fund’s valuation procedures.

Because the Successor Fund has been formed for the purpose of effecting the Reorganization and has not commenced operations, it is expected that the initial NAV per share of the Successor Fund Class I Shares as of the Closing Date will equal $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder will receive will equal the aggregate dollar value of the unitholder’s units in the Predecessor Fund divided by $20.00.

Following the Closing Date, the Predecessor Fund will terminate its registration under the 1940 Act and dissolve as soon as practicable.

The Plan contains a number of representations and warranties made by the Predecessor Fund to the Successor Fund related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties are made by the Successor Fund to the Predecessor Fund. The Plan contains a number of conditions precedent that must occur before either the Predecessor Fund or Successor Fund is obligated to proceed with the Reorganization. These include, among others, that the unitholders of the Predecessor Fund approve the Plan with respect thereto.

Under the Plan, the Predecessor Fund and the Successor Fund may agree to terminate and abandon the Reorganization at any time before or after the approval of unitholders of the Predecessor Fund, or either the Predecessor Fund or the Successor Fund may terminate and abandon the Reorganization if circumstances should develop that, in the opinion of the Board of Trustees of the Predecessor Fund or the Successor Fund, make proceeding with the Plan inadvisable.

Pursuant to the Plan, the expenses relating to the Reorganization will be borne by the Investment Adviser. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus, expenses of holding shareholder meetings (including, without limitation, soliciting proxies), costs associated with the formation and organization of the Successor Fund, and costs of winding down and terminating the existence of the Predecessor Fund.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

Description of the Securities to be Issued

Unitholders of the Predecessor Fund class will receive full and fractional Successor Fund Class I Shares in accordance with the procedures provided for in the Plan. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Each share of the Successor Fund represents an equal proportionate interest with each other share of the Successor Fund. The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

This section provides a summary of certain U.S. federal income tax considerations generally applicable to unitholders of the Predecessor Fund that hold units of the Predecessor Fund as capital assets within the meaning of the Code (generally, property held for investment). The discussion is based upon the Code, the regulations promulgated thereunder, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Predecessor Fund or the Successor Fund or to all categories of investors, some of which may be subject to special tax rules.

No ruling has been or will be sought from the IRS and no opinion has been or will be sought from tax counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Unitholders of the Predecessor Fund must consult their tax advisors as to the U.S. federal income tax consequences of the Reorganization and of acquiring, holding and disposing of shares of the Successor Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “United States Person” means a beneficial owner of units of the Predecessor Fund that, for U.S. federal income tax purposes, is one of the following:

1.	an individual who is a citizen or resident of the United States;

2.	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

3.	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

4.	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds units, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold units should consult their tax advisors.

Taxation of the Reorganization

The Reorganization has been structured in a manner intended to result in no recognition of taxable income to Predecessor Fund unit holders. For federal income tax purposes, the Reorganization is intended to be treated as (i) a transfer by the Predecessor Fund of its assets to the Successor Fund in exchange for Successor Fund Class I Shares and the assumption by the Successor Fund of the Predecessor Fund’s liabilities, followed by (ii) a distribution of the Successor Fund Class I Shares by the Predecessor Fund to its unitholders in complete liquidation of the Predecessor Fund.

Predecessor Fund unitholders will generally not recognize gain or loss upon the distribution by the Predecessor Fund of Successor Fund Class I Shares in liquidation of the Predecessor Fund. Nevertheless, the Successor Fund’s assumption of the Predecessor Fund’s liabilities in the Reorganization will reduce each Predecessor Fund unitholder’s share of the Predecessor Fund’s liabilities, which reduction will be treated for Federal income tax purposes as a deemed cash distribution to Predecessor Fund unitholders. Accordingly, the adjusted tax basis of each Predecessor Fund unitholder’s interest in the Predecessor Fund, which includes a Predecessor Fund unitholder’s share of Predecessor Fund liabilities, will be reduced to reflect each Predecessor Fund unitholder’s share of such deemed distribution. A Predecessor Fund unitholder would recognize gain to the extent the deemed distribution exceeds the adjusted tax basis of the Predecessor Fund unitholder’s interest in the Predecessor Fund before the distribution.

In addition, the Successor Fund’s acquisition of the Predecessor Fund’s interests in MLPs in the Reorganization will reduce the Predecessor Fund’s allocable share of each MLP’s liabilities, which reduction will similarly be treated for Federal income tax purposes as a deemed cash distribution from the underlying MLP to the Predecessor Fund. Accordingly, the adjusted tax basis of the Predecessor Fund’s interest in each MLP, which includes the Predecessor Fund’s share of each MLP’s liabilities, will be reduced to reflect such deemed distribution. The Predecessor Fund would recognize gain to the extent the deemed distribution exceeds the adjusted tax basis of the Predecessor Fund’s interest in the MLP before the distribution. Any such gain would be allocated to Predecessor Fund unitholders in accordance with the Predecessor Fund partnership agreement. The Predecessor Fund does not expect to recognize any such gain, though no assurance can be given in this regard.

The aggregate adjusted tax basis of the Successor Fund Class I Shares received by a Predecessor Fund unitholder in complete liquidation of the Predecessor Fund will be the same as the aggregate tax basis of the units held by such Predecessor Fund unitholder (after adjustment for the deemed distribution in respect of liabilities assumed by the Successor Fund, as discussed above). The holding period of the Successor Fund Class I Shares received by a Predecessor Fund unitholder will include the Predecessor Fund’s holding period in the Successor Fund Class I Shares. The Predecessor Fund’s holding period in the Successor Fund Class I Shares, in turn, will include the holding period of the assets that were deemed transferred by the Predecessor Fund to the Successor Fund as a result of the Reorganization, provided that such assets were capital assets or property described in Section 1231 of the Code (i.e., assets used in a trade or business) on the date of the Reorganization.

As a result of the Reorganization, the Successor Fund and its shareholders will be required to comply with certain reporting requirements set forth in the U.S. Treasury regulations, which will require the reporting of certain facts regarding the Reorganization. The Successor Fund will provide shareholders with the documentation that they will be required to furnish with their tax returns for the year of the Reorganization.

Taxation of the Successor Fund as a RIC

The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Successor Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a RIC, the Successor Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Successor Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Successor Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Successor Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Successor Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Successor Fund’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Successor Fund.

The Successor Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Successor Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Successor Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Successor Fund intends to distribute annually all or substantially all of such income and gain. If the Successor Fund retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Successor Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Successor Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Successor Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Successor Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Successor Fund against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Successor Fund level. To avoid the excise tax, the Successor Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Successor Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Successor Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Successor Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Successor Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Successor Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Successor Fund’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Successor Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Successor Fund’s shareholders would not be deductible by the Successor Fund in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Successor Fund would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Successor Fund as an additional tax. In addition, if the Successor Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Successor Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Successor Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

Gain or loss on the sale of securities by the Successor Fund will generally be long-term capital gain or loss if the securities have been held by the Successor Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Successor Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Successor Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Successor Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Successor Fund as a RIC.

Certain MLPs in which the Successor Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Successor Fund from an MLP may not correspond to the amount of income allocated to the Successor Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Successor Fund exceeds the amount of cash received by the Successor Fund from such MLP, the Successor Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Successor Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Successor Fund expects that the income derived by the Successor Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Successor Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Successor Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Successor Fund’s status as a RIC. The Successor Fund intends to monitor its investments in MLPs to prevent to disqualification of the Successor Fund as a RIC.

If the Successor Fund invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Successor Fund will not be eligible to elect to “pass through” to shareholders of the Successor Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

United States Persons. Distributions paid by the Successor Fund from its investment company taxable income (as defined above) (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Successor Fund shares, are generally taxable to you as ordinary income to the extent of the Successor Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Successor Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Successor Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Successor Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Successor Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Successor Fund, are taxable to shareholders as long-term capital gains if they have been properly reported by the Successor Fund, regardless of the length of time the shareholder has owned common shares of the Successor Fund. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

If, for any calendar year, the Successor Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Successor Fund, the amount, if any, by which your sales price exceeds your basis in the Successor Fund’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, after the close of its taxable year, the Successor Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Successor Fund will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Successor Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Successor Fund will be disallowed if the shareholder acquires other common shares of the Successor Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain is generally taxed at a reduced maximum U.S. federal income tax rate.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

If Successor Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price may reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Successor Fund common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Successor Fund. Dividends and other distributions paid by the Successor Fund are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Successor Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Successor Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Successor Fund’s taxable year may be “spilled back” and treated as paid by the Successor Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In addition, a 3.8% Medicare tax will be assessed on certain net investment income of individuals, estates and trusts to extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Successor Fund’s taxable distributions to shareholders may be subject to the additional tax.

Non-United States Persons. A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Successor Fund’s net capital gain to a foreign investor, and gains recognized by a foreign investor upon the sale of the Successor Fund’s common shares, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Successor Fund’s common shares.

In addition, withholding at a rate of 30% will be required on dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the

Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2018 on the gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisors regarding the possible withholding implications of an investment in the Successor Fund’s common shares.

Dividends properly reported by the Successor Fund will be generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Successor Fund’s “qualified net interest income” (generally, the Successor Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Successor Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Successor Fund’s “qualified short-term capital gains” (generally, the excess of the Successor Fund’s net short-term capital gain over the Successor Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Successor Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Successor Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Successor Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Successor Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Successor Fund’s common shares who do not furnish the Successor Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the regulations promulgated thereunder in effect as they directly govern the taxation of the Reorganization and the Successor Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Unitholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of the Reorganization or of acquiring, owning or disposing of shares in the Successor Fund.

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Predecessor Fund as of September 30, 2017 and the Successor Fund on a pro forma combined basis as of September 30, 2017, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Successor Fund that would be exchanged for the units of the Predecessor Fund if the Reorganization were consummated on September 30, 2017, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date. The following information is unaudited.

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund)		Pro Forma Adjustments [1]	Pro Forma Cushing MLP Infrastructure Fund (Successor Fund)
Net Assets	$37,913,222	—		—	$37,913,222
Net Asset Value Per Share	$724.97	$20.00	[2]	—	$20.00
Shares Outstanding	52,296	—		1,843,365	1,895,661

1	“Adjustments” reflect the issuance of shares of the Successor Fund to the Predecessor Fund in the Reorganization.
2	Because the Successor Fund has been formed for the purpose of effecting the Reorganization and has not commenced operations, it is expected that the initial NAV per share of the Successor Fund Class I Shares as of the Closing Date will equal $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder will receive will equal the aggregate dollar value of the unitholder’s units in the Predecessor Fund divided by $20.00.

The table above assumes that the Reorganization occurred on September 30, 2017. The table is for informational purposes only. No assurance can be given as to how many Successor Fund shares will be received by unitholders of the Predecessor Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Successor Fund that actually will be received on or after that date. The aggregate net asset value of your holdings should not change as a result of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

Appendix B to this Proxy Statement/Prospectus contains financial highlights of the Predecessor Fund for the past five years. The Successor Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Predecessor Fund’s most recent annual reports are incorporated by reference into the Reorganization SAI.

Trustees and Executive Officers

The Board is responsible for supervising the operations and affairs of each Fund and overseeing the actions of the Investment Adviser. The executive officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of each Fund’s operations. The Trustees and executive officers of the Predecessor Fund are the same as the Trustees and executive officers of the Successor Fund. Additional information regarding the Trustees and executive officers of the Successor Fund is set forth in the Successor Fund statement of additional information, which is incorporated by reference into the Reorganization SAI.

Federal Income Tax Consequences of an Investment in the Successor Fund

The Predecessor Fund is a partnership for U.S. federal income tax purposes. The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. For additional information regarding the U.S. federal tax consequences of an investment in the Successor Fund see “Tax Matters” in the Successor Fund Prospectus, which is incorporated herein by reference and which accompanies this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the Predecessor Fund Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to unitholders of the Predecessor Fund on or about November [    ], 2017. Only unitholders of record as of the close of business on the Record Date, October 20, 2017, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the units represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote by mail, with the enclosed Proxy Card, in person at the Meeting, or vote by telephone or over the Internet by following the instructions provided on the proxy card.

You may revoke any Proxy Card by attending the Meeting in person, giving another proxy or submitting a written notice of revocation to the Predecessor Fund’s Secretary, at Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225. Unless you are attending the Meeting in person, to be effective, your revocation must be received by the Predecessor Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby cancelling any proxy previously given. If your units are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your bank or broker and present it to the Inspector of Election at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

The Funds have retained Georgeson LLC to assist in the solicitation of proxies. In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the Trustees of the Predecessor Fund, officers of the Predecessor Fund, personnel and representatives of the Investment Adviser or its affiliates, who will receive no extra compensation for their services.

The Predecessor Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the units of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.

The Investment Adviser will pay the costs of proxy solicitation, including the fees of Georgeson LLC, which are estimated to be $1,500, and the expenses incurred in connection with preparing, printing and mailing this Proxy Statement/Prospectus and its enclosures. Expenses of the proxy solicitation, which will be borne by the Investment Adviser, are estimated to be $5,000.

Quorum and Voting Requirements

A majority of the units outstanding and entitled to vote on the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal.

Approval of the Proposal requires the affirmative vote of a 1940 Act Majority, which is the affirmative vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less.

Effect of Abstention and Broker “Non-Votes”

The Predecessor Fund expects that, before the Meeting, broker-dealer firms holding units of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners and if the broker-dealer does not have discretionary authority to vote such units, these units represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as units present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Any abstentions or broker non-votes will have the same effect as a vote against the Proposal.

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Other Matters

The Predecessor Fund Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The Predecessor Fund Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Record Date and Outstanding Units

Predecessor Fund

Only unitholders of record of the Predecessor Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

52,480 units of the Predecessor Fund were outstanding as of the Record Date.

As of the Record Date, the current Trustees and Executive Officers of the Predecessor Fund beneficially owned units of the Predecessor Fund as follows:

Name	Title	Number of Units Owned	Percentage of Units Owned
Cushing® Asset Management, L.P.	Investment Adviser	358	0.68%
Jerry V. Swank(1)	Trustee, Chief Executive Officer and President	538	1.03%
Brian R. Bruce	Trustee	—	*
Ronald P. Trout	Trustee	—	*
Brenda A. Cline	Trustee	—	*
John H. Alban(2)	Chief Financial Officer and Treasurer	139	*
Barry Y. Greenberg	Chief Compliance Officer and Secretary	2	*
Elizabeth F. Toudouze	Executive Vice President	—	*
John M. Musgrave	Vice President	—	*

(1)	By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the units of the Predecessor Fund held by the Investment Adviser. Also includes 142 units of the Predecessor Fund owned by a family trust.
(2)	Includes 69 units of the Predecessor Fund owned by spouse.
*	Except as set forth above, as of the Record Date, each of the Trustees and Executive Officers, individually, beneficially owned less than 1% of the outstanding units of the Predecessor Fund; the Trustees and Executive Officers of the Predecessor Fund as a group beneficially owned less than 1.03% of the units of the Predecessor Fund in the aggregate.

As of the Record Date, the following persons owned, beneficially or of record, 5% or more of the outstanding units of the Predecessor Fund as shown below. The percentage of the Successor Fund Class I Shares that would be owned by the below named unitholders of the Predecessor Fund upon consummation of the Reorganization is expected to remain substantially the same.

Name and Address	Number of Units Owned	Percentage of Class Owned	Type of Ownership
Scheumann Investments LLC 701 5th Avenue Seattle, WA 98104	2,806	5.35%	Beneficial

H. Charles Price P.O. Box 337 Tallieside, CO 81435	3,569	6.80%	Beneficial

Successor Fund

The vote of the shareholders of the Successor Fund is not being solicited since their approval or consent is not necessary for the Reorganization to take place and no shares of the Successor Fund are currently outstanding.

As of the date of this Proxy Statement/Prospectus, no shares of the Successor Fund have been offered or are outstanding.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Successor Fund and the Predecessor Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Predecessor Fund files, and the Successor Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Successor Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Successor Fund and other registrants that file electronically with the SEC.

For more information with respect to the Successor Fund concerning the following topics, please refer to the Successor Fund Prospectus, which has been incorporated by reference in this Proxy Statement/Prospectus and which accompanies this Proxy Statement/Prospectus.

APPENDIX A—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 30, 2017, by and between The Cushing® MLP Infrastructure Fund I, a Delaware statutory trust (the “Predecessor Fund”), and Cushing® Mutual Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund” and, together with the Predecessor Fund, the “Participating Funds”). The Cushing® MLP Infrastructure Master Fund, a Delaware statutory trust (the “Master Fund”), joins this Agreement solely for purposes of paragraphs 1.8 and 4.3. Cushing® Asset Management LP, a limited partnership organized under the laws of the State of Texas (“Cushing”), joins this Agreement solely for purposes of paragraph 8.2.

The reorganization will consist of the contribution by the Predecessor Fund of all of its assets to the Successor Fund in exchange solely for Class I shares of beneficial interest of the Successor Fund (the “Successor Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Successor Fund Shares to the unitholders of the Predecessor Fund in complete liquidation of the Predecessor Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). The contribution by the Predecessor Fund of all of its assets to the Successor Fund, and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, is intended to qualify as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Trustees of the Predecessor Fund, including a majority of the Trustees of the Predecessor Fund who are not “interested persons” (as defined in the 1940 Act) of the Predecessor Fund or the Successor Fund, has determined that (1) participation in the Reorganization is in the best interests of the Predecessor Fund and its unitholders, and (2) the interests of the existing unitholders of the Predecessor Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Predecessor Fund or the Successor Fund, has determined, with respect to the Successor Fund, that (1) participation in the Reorganization is in the best interests of the Successor Fund and its shareholders, and (2) the interests of the existing shareholders of the Successor Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1.	The Reorganization.

(a) Subject to the requisite approval of the Predecessor Fund’s unitholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Predecessor Fund shall contribute, assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Trust, on behalf of the Successor Fund, and the Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Predecessor Fund on behalf of the Successor Fund. In consideration of the foregoing, at the Effective Time, the Trust shall, on behalf of the Successor Fund, deliver to the Predecessor Fund full and fractional Successor Fund Class I Shares (to the third decimal place) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund as of the Effective Time. The number of Successor Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

(b) No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Predecessor Fund or the Successor Fund as a result of, or in connection with, the Reorganization and no redemption fees will be applied by the Successor Fund to Successor Fund Shares issued in the Reorganization.

1.2. Assets of the Predecessor Fund. The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund at the Effective Time, books and records, any deferred tax benefit and any other property owned by the Predecessor Fund at the Effective Time (collectively, the “Assets”).

1.3. Liabilities of the Predecessor Fund. The Successor Fund shall assume all liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Predecessor Fund, whether known or unknown, absolute, contingent, or accrued, including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund Agreement and Declaration of Trust or otherwise, existing at the Effective Time (collectively, the “Liabilities”).

1.4. Distribution of Successor Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Predecessor Fund will distribute the Successor Fund Shares received from the Trust pursuant to paragraph 1.1, pro rata to the record holders of the units of the Predecessor Fund determined as of the Effective Time (the “Predecessor Fund Unitholders”) in complete liquidation of the Predecessor Fund. Such distribution and liquidation will be accomplished by the transfer of the Successor Fund Shares, then credited to the account of the Predecessor Fund on the books of the Successor Fund, to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Unitholders. The aggregate net asset value of the Successor Fund Shares to be so credited to Predecessor Fund Unitholders shall be equal to the aggregate net asset value of the then outstanding units of beneficial interest of the Predecessor Fund (the “Predecessor Fund Units”) owned by Predecessor Fund Unitholders at the Effective Time. All issued and outstanding Predecessor Fund Units will simultaneously be redeemed and canceled on the books of the Predecessor Fund. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Successor Fund Shares. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.

1.6. Filing Responsibilities of Predecessor Fund. Any reporting responsibility of the Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund up to and including the time of Closing (as defined in paragraph 3.1). Any such reporting responsibility of the Predecessor Fund after Closing (as defined in paragraph 3.1) shall be the responsibility of the Successor Fund.

1.7. Termination of Predecessor Fund. As soon as reasonably practicable following the Closing (as defined in paragraph 3.1) and the making of the distributions pursuant to paragraph 1.4, the Predecessor Fund shall take all necessary steps under Delaware state law to dissolve, terminate and have its affairs wound up in accordance with Delaware law as soon as practicable following the termination of the Predecessor Fund and the Predecessor Fund shall not conduct any business after the Closing Date (as defined in paragraph 3.1), except as contemplated herein

1.8. Termination of Master Fund. Prior to the Closing, the Master Fund shall distribute all of its assets to the Predecessor Fund in an in-kind liquidating distribution (the “Master Fund Liquidation”) pursuant to the Plan of Liquidation and Dissolution of the Master Fund adopted by the Board of Trustees of the Master Fund and attached hereto as Appendix A.

ARTICLE II

VALUATION

2.1. Net Asset Value of the Predecessor Fund. The net asset value of the Predecessor Fund Units shall be the net asset value computed by the Successor Fund as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Successor Fund; provided, however, that such computation is consistent with the valuation procedures of the Predecessor Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2. Net Asset Value of the Successor Fund. The net asset value of the Successor Fund Shares shall be the same as the net asset value of the Predecessor Fund Units as computed in paragraph 2.1.

2.3. Calculation of Number of Successor Fund Shares. The number of Successor Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Predecessor Fund Units owned by Predecessor Fund Unitholders at the Effective Time.

2.4. Joint Direction of Calculation. All computations of value with respect to both the Predecessor Fund and the Successor Fund shall be made by U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), in its capacity as accounting agent for the Predecessor Fund and the Trust. Such computations shall be evaluated by the Predecessor Fund and the Trust, in consultation with Cushing. Such computations shall be subject to confirmation by the Predecessor Fund’s and Successor Fund’s respective transfer agents and independent registered public accounting firms.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Cushing on or about December 6, 2017, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Predecessor Fund shall direct U.S. Bank, National Association (“U.S. Bank”), as custodian for the Predecessor Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Successor Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, as custodian for the Predecessor Fund, to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Successor Fund, which also serves as the custodian for the Successor Fund. Such presentation shall be transferred and delivered by the Predecessor Fund as of the Effective Time for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Successor Fund as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Predecessor Fund’s Assets are deposited, the Predecessor Fund’s Assets deposited with such depositories. The cash to be transferred by the Predecessor Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3. Share Records. The Predecessor Fund shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Predecessor Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Predecessor Fund Unitholders and the number and percentage ownership of outstanding Predecessor Fund Units owned by each such Predecessor Fund Unitholder immediately prior to the Closing. The Successor Fund shall issue and deliver to the Secretary of the Predecessor Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Successor Fund Shares will be credited to the Predecessor Fund at the Effective Time, or provide other evidence satisfactory to the Predecessor Fund as of the Effective Time that such Successor Fund Shares have been credited to the Predecessor Fund’s accounts on the books of the Successor Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Successor Fund or the Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Predecessor Fund or the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Predecessor Fund or the Successor Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. Accounting and Performance Survivor. The Predecessor Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Successor Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Predecessor Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Predecessor Fund. Except as has been fully disclosed to the Successor Fund in a written instrument executed by an officer of the Predecessor Fund, the Predecessor Fund represents and warrants to the Trust, on behalf of the Successor Fund, as follows:

(a) The Predecessor Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Predecessor Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Predecessor Fund Units under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) At the Effective Time, the Predecessor Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act; provided, however, that certain Assets may be pledged, segregated or earmarked against the Predecessor Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Staff of the Commission.

(e) Neither the execution and delivery of this Agreement by the Predecessor Fund, nor the consummation by the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Predecessor Fund’s Declaration of Trust or Bylaws, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Fund is a party or by which the Predecessor Fund or any of its assets is subject or bound.

(f) All material contracts or other commitments of the Predecessor Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Predecessor Fund on or prior to the Effective Time.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Fund’s knowledge, threatened against the Predecessor Fund or any of its properties or assets that would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business. Without any special investigation or inquiry, the Predecessor Fund knows of no facts which might form the basis for the institution of such proceedings. The Predecessor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h) The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Predecessor Fund for the fiscal year ended November 30, 2016 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i) The unaudited financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Predecessor Fund for the fiscal period ended May 31, 2017 and the unaudited financial statements, including the notes thereto, the Financial Highlights and Schedule of Investments, of the Predecessor Fund for the interim period ending on the Closing Date, are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since November 30, 2016, there has not been any material adverse change in the Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per unit of Predecessor Fund Units due to declines in market values of securities held by the Predecessor Fund, the discharge of the Predecessor Fund’s liabilities, or the redemption of Predecessor Fund Units by Predecessor Fund Unitholders shall not constitute a material adverse change.

(k) At the Effective Time, all Federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material Federal, state, local and other taxes (whether or not shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Predecessor Fund, no such return is currently under audit and no material assessment has been asserted with respect to such returns.

(l) All issued and outstanding Predecessor Fund Units are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as provided in Section 3.8 of the Declaration of Trust of the Predecessor Fund) by the Predecessor Fund and have been offered and sold in compliance with applicable registration requirements of the 1933 Act, or were issued in a transaction or transactions exempt from the registration requirements of the 1933 Act, and state securities laws of each state in which they have been offered and sold. All of the issued and outstanding Predecessor Fund Units will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Units, nor is there outstanding any security convertible into any of the Predecessor Fund’s units.

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Predecessor Fund and, subject to the approval of the Predecessor Fund Unitholders, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, subject to approval of the Predecessor Fund Unitholders and subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Predecessor Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Predecessor Fund, will, from the date of the Proxy Statement/Prospectus through the date of the meeting of the Predecessor Fund Unitholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(p) For each year of its operation since inception and following an initial two-year term, the Predecessor Fund’s investment advisory agreement with Cushing has been properly approved by the Board of Trustees of the Predecessor Fund pursuant to Section 15(c) of the 1940 Act.

4.2. Representations and Warranties of the Trust. Except as has been fully disclosed to the Predecessor Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Successor Fund, represents and warrants to the Predecessor Fund as follows:

(a) The Successor Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as described in the Proxy Statement/Prospectus.

(b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Successor Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) Prior to the Effective Time, the Trust shall have on file with the Commission an effective registration statement on Form N-1A for the Successor Fund, and the prospectus and statement of additional information of the Successor Fund included therein will comply as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and on the Closing Date will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Trust, on behalf of the Successor Fund, will have good and marketable title to the Successor Fund’s assets, free of any liens or other encumbrances.

(f) The execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Trust and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby.

(g) Neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust’s Declaration of Trust or Bylaws, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’ knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition or the conduct of its business. The Trust, on behalf of the Successor Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Successor Fund’s business or its ability to consummate the transactions herein contemplated.

(i) At the Effective Time, the Successor Fund will have no assets and no liabilities. The Successor Fund has not commenced operations and will not commence operations until after the Effective Time.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Successor Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the shares of the Successor Fund shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Successor Fund Shares to be issued and delivered to the Predecessor Fund, for the account of the Predecessor Fund Unitholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, will be fully paid and non-assessable by the Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Successor Fund, nor is there outstanding any security convertible into any of the Successor Fund’s shares.

(l) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Successor Fund and the Successor Fund Shares, will, from the date of the Proxy Statement/Prospectus through the date of the meeting of Predecessor Fund Unitholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(n) The Successor Fund’s investment advisory agreement with Cushing has been properly approved by the Board of Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

(o) The Successor Fund was formed for the purpose of effecting the transactions contemplated by this Agreement and has no assets or liabilities (other than its rights and obligations under this Agreement and a de minimis amount of assets, if any, held to facilitate the organization of the Successor Fund); prior to the Closing Date, the Successor Fund shall not have commenced investment operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take certain organizational actions as are required to be taken by shareholders under the 1940 Act.

4.3. Representation and Warranty of the Master Fund. The Master Fund represents and warrants to the Predecessor Fund and Trust, on behalf of the Successor Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Master Fund, and this Agreement will constitute a valid and binding obligation of the Master Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Successor Fund and the Predecessor Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Predecessor Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Successor Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2. Meeting of Unitholders. The Predecessor Fund will call a meeting of the Predecessor Fund Unitholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Successor Fund Shares. The Predecessor Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Successor Fund and the Predecessor Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Proxy Statement/Prospectus. The Trust will prepare the proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1933 Act, 1934 Act and the 1940 Act, in connection with the meeting of the Predecessor Fund Unitholders to consider approval of this Agreement and the transactions contemplated herein. The Trust will file the Proxy Statement/Prospectus with the Commission and will use its best efforts to provide that the Proxy Statement/Prospectus becomes effective as promptly as possible. The Predecessor Fund will mail the Proxy Statement/Prospectus to Predecessor Fund Unitholders entitled to vote at the Predecessor Fund Unitholder Meeting, in sufficient time to comply with requirements as to notice thereof.

5.6. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Predecessor Fund will make a liquidating distribution to its respective unitholders consisting of the Successor Fund Shares received at the Closing.

5.7. Best Efforts. The Successor Fund and the Predecessor Fund shall each, subject to the provisions of this Agreement, take, or cause to be taken, all commercially reasonable actions, and do or cause to be done all commercially reasonably things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8. Other Instruments. The Predecessor Fund and the Trust, on behalf of the Successor Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Fund, title to and possession of the Successor Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Successor Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. Regulatory Approvals and Reporting Responsibility. The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time. Any reporting responsibility of the Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund up to and including the time of Closing. Any such reporting responsibility of the Predecessor Fund after Closing shall be the responsibility of the Successor Fund.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Predecessor Fund. The obligations of the Predecessor Fund to consummate the transactions provided for herein shall be subject, at the Predecessor Fund’s election, to the following conditions:

(a) Class I Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder.

(b) All representations and warranties of the Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(c) The Trust, on behalf of the Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Successor Fund, on or before the Effective Time.

(d) The Predecessor Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) The Successor Fund shall have executed and delivered to the Predecessor Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Successor Fund will assume all of the liabilities of the Predecessor Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement; and

6.2. Conditions Precedent to Obligations of Successor Fund. The obligations of the Trust, on behalf of the Successor Fund, to complete the transactions provided for herein shall be subject, at the Trust’ election, to the following conditions:

(a) All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Predecessor Fund shall have delivered to the Successor Fund a statement of the Predecessor Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP.

(c) The Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Fund on or before the Effective Time.

(d) The Predecessor Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Predecessor Fund or the Trust, on behalf of the Successor Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Predecessor Fund Unitholders in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, the Predecessor Fund and the Trust, on behalf of the Successor Fund, may not waive the conditions set forth in this paragraph 6.3(a).

(b) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Reorganization.

(c) As of the Closing Date, there shall be no pending litigation brought by any person against the Predecessor Fund or, the Trust or the Successor Fund, or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

(d) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

(e) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities), if any, deemed necessary by the Predecessor Fund and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

(f) The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(g) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h) The Transfer Agent shall have delivered to the Trust a certificate of its authorized officer as set forth in paragraph 3.3.

(i) The Successor Fund shall have issued and delivered to the Secretary of the Predecessor Fund the confirmation as set forth in paragraph 3.3.

(j) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(k) The Master Fund Liquidation has been completed.

ARTICLE VII

INDEMNIFICATION

7.1. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees and reasonable costs of investigation) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

7.2. Liability of the Predecessor Fund. The Trust understands and agrees that the obligations of the Predecessor Fund under this Agreement shall not be binding upon any trustee, unitholder, nominee, officer, agent or employee of the Predecessor Fund on behalf of the Predecessor Fund personally, but bind only the Predecessor Fund and the Predecessor Fund’s property. The Trust represents that it has notice of the provisions of the Declaration of Trust of the Predecessor Fund disclaiming unitholder and trustee liability for acts or obligations of the Predecessor Fund.

7.3. Liability of the Trust. The Predecessor Fund understands and agrees that the obligations of the Trust on behalf of the Successor Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust on behalf of the Trust personally, but bind only the Trust on behalf of the Successor Fund and the Successor Fund’s property. Moreover, no series of the Trust other than the Successor Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Successor Fund to satisfy the obligations of the Successor Fund hereunder. The Predecessor Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Successor Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Successor Fund and the Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization will be borne by Cushing. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus, expenses of holding shareholder meetings (including, without limitation, soliciting proxies), costs associated with the formation and organization of the Successor Fund, and costs of winding down and terminating the existence of the Predecessor Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Successor Fund as a “regulated investment company” within the meaning of Section 851 of the Code. The expenses of forming the Trust and the Successor Fund and the preparation, printing and distribution of its registration statement will be borne by Cushing.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Predecessor Fund or the Trust, on behalf of the Successor Fund; provided, however, that following the approval of this Agreement by the Predecessor Fund Unitholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to the Predecessor Fund Unitholders under this Agreement to the detriment of such unitholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Predecessor Fund or the Board of Trustees of the Trust, on behalf of the Successor Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand to a Participating Fund required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

c/o Cushing Asset Management, LP

8117 Preston Road

Suite 440

Dallas, Texas 75225

Attention: Barry Y. Greenberg, Esq.

Telephone: (214) 635-1689

Fax: (214) 219-2353

Email: bgreenberg@cushingasset.com

ARTICLE XI

MISCELLANEOUS

11.1. Entire Agreement. The Trust, on behalf of the Successor Fund, and the Predecessor Fund agree that they have not made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Predecessor Fund and Successor Fund contained in paragraph 7.1, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the 30th day of October, 2017.

CUSHING MLP INFRASTRUCTURE FUND I

By:
Name:	Jerry V. Swank
Title:	Chief Executive Officer and President

CUSHING MUTUAL FUNDS TRUST
on behalf of its series, Cushing MLP Infrastructure Fund

By:
Name:	Jerry V. Swank
Title:	Chief Executive Officer and President

CUSHING MLP INFRASTRUCTURE MASTER FUND

By:
Name:	Jerry V. Swank
Title:	Chief Executive Officer and President

CUSHING ASSET MANAGEMENT, LP
By: Swank Capital LLC, its general partner

By:
Name:	Jerry V. Swank
Title:	Managing Director

APPENDIX B—PREDECESSOR FUND FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Predecessor Fund for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of the Predecessor Fund through November 30 of each fiscal period shown below, except as noted below. Certain information reflect financial results for a single Predecessor Fund unit. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). This information in the following table has been derived from financial statements, which were audited by KPMG LLP, except for the financial highlights for the period end November 30, 2013 and November 30, 2012 which were audited by other auditors.

Except as noted below, this information in the following table for the years ended November 30, 2016, November 30, 2015, November 30, 2014, November 30, 2013 and November 30, 2012 has been derived from a financial statement, which was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s audited financial statements, is included in the Predecessor Fund’s Annual Report dated November 30, 2016, and has been incorporated by reference in the Reorganization SAI.

The Cushing® MLP Infrastructure Fund I

FINANCIAL

HIGHLIGHTS

	Period From December 1, 2016 Through May 31, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
	(Unaudited)
Per Unit Data (1)
Net Asset Value, beginning of period	$795.46	$746.50	$1,132.69	$927.42	$723.54	$662.02
Income from Investment Operations:
Net investment income (loss)	(4.26)	(8.64)	(11.20)	29.82	28.01	28.29
Net realized and unrealized gain (loss) on investments	(4.94)	109.09	(325.83)	219.07	214.92	69.18

Total increase (decrease) from investment operations	(9.20)	100.45	(337.03)	248.89	242.93	97.47

Less Distributions and Dividends to Unitholders:
Net investment income	—	—	—	—	—	—
Return of capital	(25.72)	(51.49)	(49.16)	(43.62)	(39.05)	(35.95)

Total distributions and dividends to unitholders	(25.72)	(51.49)	(49.16)	(43.62)	(39.05)	(35.95)

	Period From December 1, 2016 Through May 31, 2017		Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
	(Unaudited)
Net Asset Value, end of period	$760.54		$795.46	$746.50		$1,132.69	$927.42	$723.54

Total Investment Return (2)	(1.16	)%(3)	13.46%	(29.75)%		26.84%	33.58%	14.72%

Supplemental Data and Ratios
Net assets, end of period	$39,154,688		$39,620,279	$31,395,468		$35,832,300	$28,006,462	$19,111,852
Ratio of expenses to average net assets before waiver (4)	1.73%		1.92%	2.20%		1.53%	1.93%	1.77%
Ratio of expenses to average net assets after waiver (4)	1.50%		1.50%	1.50%		1.50%	1.50%	1.20%
Ratio of net investment income (loss) to average net assets before waiver (4)	(1.27)%		(1.58)%	(1.87)%		2.70%	2.83%	3.43%
Ratio of net investment income (loss) to average net assets after waiver (4)	(1.04)%		(1.17)%	(1.17)%		2.73%	3.26%	4.00%
Portfolio turnover rate	N/A		N/A	11.76	%(5)	26.02%	36.69%	122.64%

(1)	Information presented relates to a unit outstanding for the entire period.
(2)	Individual returns and ratios may vary based on the timing of capital transactions.
(3)	Not annualized.
(4)	All income and expenses are annualized for periods less than one full year .
(5)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.

The Cushing® MLP Infrastructure Master Fund

FINANCIAL HIGHLIGHTS

	Period From December 1, 2016 through May 31, 2017		Year Ended November 30, 2016	Period From July 1, 2015 (1) through November 30, 2015
	(Unaudited)
Per Unit Data (2)
Net Asset Value, beginning of period	$793.52		$744.39	$1,000.00
Income from Investment Operations:
Net investment loss	(4.27)		(8.63)	(3.38)
Net realized and unrealized gain (loss) on investments	(4.67)		109.36	(240.06)

Total increase (decrease) from investment operations	(8.94)		100.73	(243.44)

Less Distributions and Dividends to Unitholders:
Net investment income	—		—	—
Return of capital	(25.69)		(51.60)	(12.17)

Total distributions and dividends to unitholders	(25.69)		(51.60)	(12.17)

Net Asset Value, end of period	$758.89		$793.52	$744.39

Total Investment Return (3)	(1.13	)%(4)	13.53%	(24.34	)%(4)

Supplemental Data and Ratios
Net assets, end of period	$39,333,782		$39,644,519	$31,290,375
Ratio of expenses to average net assets before waiver (5)	1.52%		1.68%	2.54%
Ratio of expenses to average net assets after waiver (5)	1.50%		1.50%	1.50%
Ratio of net investment loss to average net assets before waiver (5)	(1.06)%		(1.35)%	(2.03)%
Ratio of net investment loss to average net assets after waiver (5)	(1.04)%		(1.17)%	(0.99)%
Portfolio turnover rate	18.21	%(4)	54.68%	12.63	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a unit outstanding for the entire period.
(3)	Individual returns and ratios may vary based on the timing of capital transactions.
(4)	Not annualized.
(5)	All income and expenses are annualized for periods less than one full year.

APPENDIX C—PREDECESSOR FUND ADDITIONAL INVESTMENT POLICIES, STRATEGIES AND RISK

This Appendix C describes certain additional investment policies, strategies and risks of the Predecessor Fund. References to the “Fund” in this Appendix C refer to the Predecessor Fund.

Additional Investment Policies and Strategies

The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s total assets in lower rated or unrated debt securities of MLPs, MLP affiliates and other issuers in the energy and energy infrastructure sectors. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The Fund may invest in debt securities of any maturity or duration.

The Fund may invest up to 20% of its total assets in equity and debt securities of energy and energy infrastructure companies that are not MLP Investments. Non-MLP Investments in which the Fund may invest include U.S. or non-U.S. common stock, depositary receipts, preferred stock, convertible securities, investment company investments (including mutual funds, other closed-end funds or ETFs), and rights and warrants.

The Fund may seek to hedge risks to the portfolio, including currency risks, as deemed prudent by the Investment Adviser.

The Fund may, but is not required to, use investment strategies (referred to herein as “strategic transactions”) for hedging, risk management or portfolio management purposes or to earn income. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Additional Risks

Fracturing Services Risks. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority. ‘

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.

Unseasoned Companies Risk. The Fund may invest in companies that (together with their predecessors) have shorter operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investment in unseasoned companies are more speculative.

Risks Associated with an Investment in Non-U.S. Companies. Investments in securities of non-U.S. companies are subject to certain additional risks.

—Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Non-U.S. issuers in which the Fund may invest include royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

—Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments.

—Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund incurring losses as a result of matters beyond the Fund’s control. For example, losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.

—Emerging Markets Risk. Investments in emerging markets instruments, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in more developed market instruments, may also involve greater risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Equity Securities Risk. MLP common units and other equity securities of MLPs can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resource sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP (which is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

—MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution has been paid to holders of common units, but prior to payment of incentive distributions to the GP or managing member. MLP subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

—GP and Managing Member Interests. Some GP and managing member interests are not publicly traded, though they may be owned by publicly traded entities, such as GPs of MLPs. A holder of GP or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a GP’s or managing member’s incentive distribution rights can mean that GPs and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A GP or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the GP, typically by a supermajority vote of the limited partners or members.

Risks of Non-MLP Issuers. Non-MLP issuers in which the Fund may invest generally operate in the energy and energy infrastructure sectors and are therefore subject to many of the same risks applicable to MLPs described herein, including operational risks, market risks, environmental risks and regulatory risks. However, such issuers may be treated as “C” corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of MLP investments. “C” corporations must pay entity-level corporate taxes, and their shareholders are also subject to taxes on any dividends received.

Debt Securities Risks. The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s total assets in lower rated or unrated debt securities of MLPs, MLP Affiliates and other issuers in the energy and energy infrastructure sectors. The Fund may invest in debt securities of any maturity or duration.

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

—Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

—Below Investment Grade and Unrated Debt Securities Risk. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

—Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Convertible Instrument Risk. The Fund may invest in convertible instruments issued by MLPs, MLP Affiliates and other issuers in the energy and energy infrastructure sectors. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instruments increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Interest Rate Risk. The market value of bonds and other fixed-income or dividend- or distribution paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend- or distribution-paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Any use of leverage by the Fund will tend to increase the Fund’s interest rate risk.

Rising interest rates may also adversely affect the financial performance of companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. This risk is also heightened since certain interest rates are currently at historically low levels.

Strategic Transactions Risk. Although the Fund will not invest in exchange-traded futures contracts or options on such contracts, the Fund may engage in certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or for other portfolio management purposes. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other security instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s Common Units. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Units. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of certain instruments, the Fund may be required to redeem or prepay some or all of such instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of the Common Units. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Units. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce the Fund’s net earnings. Buying interest rate caps could decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.

The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund to the extent it wishes to do so may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty who is a party to the original forward contract and generally require the consent of such trader. There can be no assurance that the Fund will be able to close out its obligations.

There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or refusal by, a bank to perform with respect to such contracts.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Investment Funds Risk. The Fund may seek to gain exposure to the types of securities in which the Fund may invest directly by investing in securities of other investment funds, including closed-end investment companies or open-end investment companies, including exchange-traded funds. As an investor in an investment fund, the Fund would bear its ratable share of that investment fund’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested. Investors would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. In addition, the securities of other investment funds may also be leveraged and will therefore be subject to leverage risks.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees (the “Board”) or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so. When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Portfolio Turnover Risk. The Fund anticipates that its annual portfolio turnover rate will vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Risk Associated with Recent Market and Economic Developments. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market and the failure of major financial institutions, led to worsening general economic conditions, contributed to severe market volatility and caused severe liquidity strains in the capital markets.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Demand for energy commodities and prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity, prices resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels. Recovery of the MLP sector is dependent on several factors, including the strength of the financial sector, the general economy and the commodity markets.

Legislation and Regulation Risk. At any time after the date of this Memorandum, legislation may be enacted that could negatively affect the companies in which the Fund invests. Changing approaches to regulation may also have a negative impact companies in which the Fund invests. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties.

On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Adviser was unable to claim the exclusion with respect to the Fund, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.

The change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule, the authority of the Federal Reserve and Financial Stability Oversight Council, and renewed proposals to separate banks’ commercial and investment banking activities. The Financial CHOICE Act, which was passed by the U.S. House of Representatives in June 2017, would, if enacted, roll back parts of the Dodd-Frank Act. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market Disruption And Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

On June 23, 2016, voters in the United Kingdom referendum on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. In March 2017, the British Parliament passed a bill authorizing the British Government to invoke Article 50 of the Treaty on European Union – the formal process of withdrawing from the EU. Invoking Article 50 will give the United Kingdom two years to negotiate a separation with the other members of the EU. The full scope and nature of the consequences of the United Kingdom’s withdrawal from the EU are not at this time known and are unlikely to be known for a significant period of time. However, this process has led to significant uncertainty in the business, legal and political environment.

Risks associated with the United Kingdom’s withdrawal from the EU include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

The result of the Referendum and continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Investing in Euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by additional countries that have adopted its use. The effects of the collapse of the Euro, or of the exit of more countries from the EMU, on the United States and global economy and securities markets could have a significant adverse impact on the value and risk profile of the Fund’s investments.

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, the Board may be unable to come to terms with a replacement investment adviser, and the affairs of the Fund could be wound-up and its assets liquidated.

Dependence on Key Personnel of the Investment Adviser. The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resource industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser. They may have equity interests and other financial incentives to remain with the firm. The Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that the Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.

Conflicts of Interest with the Investment Adviser. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Investment Adviser serves as investment adviser or general partner of such vehicles (“Affiliated Funds”), in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Board and officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs, certain employees of the Investment Adviser may become aware of actions planned by MLPs, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP. The Investment Adviser manages several Affiliated Funds. Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.

The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Board. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the MLPs that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

The Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities as a result of the requirements of the 1940 Act. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

The Management Fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A percentage of the Fund’s net assets may be relatively illiquid securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of such illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security.

Financial Leverage Risk. Although the Fund has no current intention to borrow or otherwise engage in Financial Leverage, the Fund is authorized to do so in an amount not to exceed 10% of its total assets (including the proceeds of any such Financial Leverage). The Fund may employ leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt (“Indebtedness”), through the issuance of preferred interests and through certain portfolio transactions such as reverse repurchase agreements, dollar rolls, total return and other swaps, and derivative instruments that have characteristics similar to such senior securities or through a combination of the foregoing (collectively “Financial Leverage”). Any such use of Financial Leverage does not require the prior consent of the Unitholders, although the Fund would give prior notice to the Unitholders prior to engaging in any such leverage transactions. The use of Financial Leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. To the extent the return on securities purchased with funds received from the use of Financial Leverage exceeds the cost of such Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if Financial Leverage had not been used. Conversely, if the return derived from such securities is less than the cost of Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be less than if Financial Leverage had not been used. If Financial Leverage is utilized, there is no assurance that any such Financial Leverage strategy will be successful.

The fees paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Financial Leverage. During periods in which the Fund uses Financial leverage, the Management Fee payable to the Investment Adviser will be higher than if the Fund did not use Financial Leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets.

In addition to other risk considerations, an investment in Common Units of the Fund will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of Common Units of the Fund will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Reporting. The Fund has elected to be treated as a partnership for federal income tax purposes. The Fund will provide Schedules K-1 to the Unitholders as soon as practicable after receipt of all of the necessary information from the underlying companies in which the Fund invests. Schedules K-1 will not be available any earlier than the time at which the Fund’s annual audit is completed. The Fund will not be able to provide final Schedules K-1 to Unitholders for any given fiscal year until after April 15 of the following year. Unitholders should be prepared to obtain extensions of the filing deadline for their federal, state, and local income tax returns. In addition to the U.S. federal income tax consequences from owning Common Units, Unitholders will likely be subject to other taxes, including state and local franchise, withholding, income, capital gain, or other tax payment obligations that are imposed by the various jurisdictions in which an MLP in which the Fund invests does business or owns property. A Unitholder may be required to file state and local income tax returns and to pay state and local income taxes in many or all of the jurisdictions in which an MLP in which the Fund invests is deemed to be doing business. These state and local income tax filing requirements may be significant, and a Unitholder may be subject to penalties for failure to comply with these requirements. It is the responsibility of each Unitholder to file all federal, state, and local tax returns and to pay any applicable taxes due with such returns.

Tax Audit. An audit of the Fund may result in an audit of the tax returns of some or all of the Unitholders, which audit could result in adjustments to the tax consequences initially reported by the Fund and could affect items on an Unitholder’s tax return that are not related to such Unitholder’s investment in the Fund. If such adjustments result in an increase in an Unitholder’s federal income tax liability for any taxable year, such Unitholder may also be liable for interest and penalties with respect to the underpayment.

Unrelated Business Taxable Income Risks. An investment in the Fund will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Unitholders are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

U.S. Trade or Business. Given the nature of the Fund’s investment activities, Unitholders that are non-U.S. persons will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes, and such Unitholders generally would be subject to regular U.S. federal income taxation on their allocable share of Fund income effectively connected with such trade or business. In addition, Unitholders that are foreign corporations may also be subject to a 30% U.S. branch profits tax (unless reduced or eliminated by an applicable treaty). Accordingly, each such non-U.S. person Unitholder would be required to file a U.S. federal income tax return reporting its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, for each quarter the Fund would be required to withhold and pay over to the IRS estimated U.S. federal income tax with respect to such income. See “Certain U.S. Federal Income Tax Considerations—Certain Considerations for Non-U.S. Unitholders”.

General Structural Risks. The Fund will invest in the Master Fund as part of a master/feeder arrangement in which the Fund and the Master Fund are separate closed-end investment companies registered under the 1940 Act. The Fund will not be a separate series of the Master Fund. The Fund may hold cash and make certain limited investments apart from its investment in the Master Fund. However, the Fund will generally be dependent on the Master Fund to distribute sufficient cash to allow the Fund to pay its expenses and distributions. In order to finance the repurchase of Units pursuant to tender offers, the Fund will be dependent on the Master Fund conducting a repurchase offer at approximately the same time to allow the Fund to liquidate a portion of its investment in the Master Fund. See “Repurchase Offer Risk” below. The Master Fund may accept investments from other feeder funds in addition to the Fund (including other feeder funds that may not be investment companies registered under the 1940 Act), in which case the Fund’s percentage ownership interest in the Master Fund will be diluted. Because any such additional feeder funds can set their own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance than another feeder fund, including the Fund. Other feeder funds investing in the Master Fund may also conduct periodic share repurchase offers. If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Master Fund will decrease. This could cause the Fund’s expense ratio to increase.

A change in the investment objective, policies or restrictions of the Master Fund may cause a feeder fund to seek to have its interests repurchased by the Master Fund. Alternatively, a feeder fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. The Fund and other investors in the Master Fund, however, will be notified in writing of any change to the Master Fund’s investment objective or policy of investing at least 80% of its total assets in MLP investments, at least 60 days prior to effecting any such change.

If the Fund is asked to vote on any matters concerning the Master Fund, the Fund will hold a meeting of Unitholders and will vote its interest in the Master Fund in the same manner as Fund interests are voted on regarding those matters. Smaller feeder funds may be harmed by the actions of larger feeder funds and investors in a larger feeder fund will have more voting power than the investors in a smaller feeder fund over the operations of the Master Fund. It is possible that the Fund may be relatively small as compared to other feeder funds, may not be able to control the outcome of voting and could be outvoted by other Master Fund investors.

Transfer Restrictions. The Fund does not intend to list the Common Units for trading on any national securities exchange. There is no secondary trading market for the Common Units, and there is no assurance that a secondary market will develop. The Common Units are therefore not readily marketable. The prior written consent of the Investment Adviser is required for any transfer of Common Units. In addition, the Common Units will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for an Accredited Investor. If you attempt to transfer your units to someone who is not an Accredited Investor, the transfer will not be permitted and will be void.

Limited Liquidity of Common Units. The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Fund at that time. In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser currently expects that it will generally recommend to the Board that the Fund conduct tender offers to repurchase Common Units quarterly. However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. There is no guarantee that a Unitholder will be able to sell all of the Common Units desired to be sold by such Unitholder in any particular tender offer. If a tender offer is oversubscribed by Unitholders, the Fund will purchase only a pro rata portion of the Common Units tendered by each Unitholder. The potential for pro ration may cause some investors to tender more Common Units for repurchase than they wish to have repurchased. The Fund’s tender offer policies will have the effect of decreasing the size of the Fund over time from what it otherwise would have been and may force the Fund to sell assets it would not otherwise sell, reduce the investment opportunities available to the Fund and/or cause the Fund’s expense ratio to increase.

Repurchase Offer Risk. The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Units pursuant to tender offers, the Fund may find it necessary to liquidate a portion of its investment in the Master Fund. The Master Fund will be a closed-end investment company and the Fund will not have the right to require the Master Fund to redeem the units of the Master Fund held by the Fund.

Therefore, the Fund typically may liquidate a portion of its investment in the Master Fund only pursuant to tender offers to repurchase units by the Master Fund. The Fund ordinarily will not conduct a tender offer to repurchase Units unless the Master Fund conducts a tender offer for the Master Fund’s units at approximately the same time. The Fund expects that the Master Fund will conduct tender offers following procedures that are substantially similar to those employed by the Fund on a quarterly basis in order to permit the Fund to undertake quarterly tender offers. However, there are no assurances that the Master Fund’s board of trustees will, in fact, decide to conduct tender offers on this or any other schedule. The Fund generally will not make a tender offer larger than the pro rata portion of the tender offer made by the Master Fund to the Fund and the other investors in the Master Fund. The Fund expects that the other investors in the Master Fund will similarly limit their tender offers so that no investor is disadvantaged.

APPENDIX D - CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES OF THE PREDECESSOR FUND

This Appendix D provides additional information regarding the capital stock, long-term debt and other securities of the Predecessor Fund. References to the “Fund” in this Appendix D refer to the Predecessor Fund.

Capital Stock

Common Units. The Fund is authorized to issue an unlimited number of common units of beneficial interest (“Common Units”). The Common Units have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Units. Each unitholder has one vote per Common Unit held by it on all matters subject to approval by the unitholders. Further, holders of Common Units have the right to elect Trustees, which shall be governed by plurality voting. When issued against payment therefor, the Common Units will be fully paid and nonassessable. No person has any liability for obligations of the Fund by reason of owning Common Units, although each person that subscribes for Common Units is liable for the full amount of such subscription in accordance with and subject to the terms of the related subscription agreement.

The Declaration of Trust may be amended by the Board without a vote of holders of Common Units or preferred units of beneficial interest (“Preferred Units”) in any manner that does not materially and adversely affect the contract rights of the Common Units or the Preferred Units, by the affirmative vote of not less than a majority of the Common Units and Preferred Units outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the contract rights of the Common Units and the Preferred Units and by the affirmation vote of not less than a majority of the outstanding Common Units or Preferred Units voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund’s assets upon the affirmative vote of not less than two-thirds of the holders of the Common Units and Preferred Units entitled to vote thereon.

The Fund is perpetual subject to liquidation upon a vote of 75% of the Units eligible to be voted thereon or upon the occurrence of certain events set forth in the Fund’s Agreement and Declaration of Trust.

The Common Units are junior to the Preferred Units and indebtedness and other liabilities of the Fund and prospective investors should review the terms of the Fund’s debt and Preferred Units to understand fully the extent of subordination of the Common Units and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

The Common Units are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any of the states of the Units States. The Fund may offer Common Units from time to time to “accredited investors,” as such term is defined in Regulation D under the Securities Act, through private placements made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities which do not involve any public offering and analogous exemptions under state securities laws. This Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy Common Units.

The Fund does not intend to list the Common Units for trading on any national securities exchange. There is no secondary trading market for the Common Units, and there is no assurance that a secondary market will develop. The prior written consent of the Investment Adviser is required for any transfer of Common Units. In addition, the Common Units will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for an Accredited Investor.

The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Fund at that time. In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Fund anticipates that its initial tender offer for Common Units will commence on or about the date hereof. However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.

The Fund expects to employ the following tender offer procedures:

—If the Board elects to conduct a tender offer to repurchase Common Units, the Fund will send each Unitholder an offer to repurchase that explains the terms and conditions of the tender offer. This offer to repurchase will be sent to Unitholders at least 20 Business Days prior to the date on which the Unitholder must notify the Fund that the Unitholder has elected to tender Units to the Fund (the “Notice Date”).

—A Unitholder choosing to tender Unit for repurchase must do so prior to the Notice Date, which generally will be approximately 45 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December.

—Promptly after the Notice Date, the Fund will issue to each Unitholder whose Common Units have been accepted for repurchase pursuant to the tender offer a repurchase instrument (the “Repurchase Instrument”), which will be held by a designated escrow agent, entitling the Unitholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased Common Units.

—The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. Once issued a Repurchase Instrument, an investor will no longer be a Unitholder of the Fund under applicable state law and will not have the rights of a Unitholder, including without limitation voting rights. However, until the Valuation Date an investor will continue to be treated as a partner in the Fund for U.S. income tax purposes and to have the rights that a Unitholder would have to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund.

—Payment in respect of the Repurchase Instrument will be made approximately 10 days after the Valuation Date. Payment in respect of the Repurchase Instrument will be made in one or more installments. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

—Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances and subject to applicable regulatory requirements pay all or a portion of the amounts due by an in-kind distribution of securities. Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Unitholders on a proportionate basis. If payments are made in kind to a tendering Unitholder, such Unitholder may incur tax liability and brokerage costs in converting such securities to cash.

If modification of the Fund’s tender offer procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised tender offer procedures reasonably designed to provide Unitholders substantially the same liquidity for Common Units as would be available under the procedures described above.

Preferred Units. Although the Fund has no current intention to issue any Preferred Units, the Fund is authorized to issue an unlimited number of Units of Preferred Units, with each Preferred Unit having such liquidation preference and other terms authorized by the Board at the time of issuance in conformity with the 1940 Act. The issuance of Preferred Units does not require the prior consent of Common Unitholders, although the Fund would give prior notice to the Common Unitholders prior to any issuance of Preferred Units.

Under the 1940 Act, the Fund is not permitted to issue Preferred Units unless immediately after such issuance the value of the Fund’s assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and accruals for amortization of organization and offering expense), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of the outstanding Preferred Units (i.e., the liquidation value plus the Fund’s debt may not exceed 50% of the Fund’s assets less all liabilities and indebtedness of the Fund that are not senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Units or repurchase any Common Units unless, at the time of such declaration or repurchase, the value of the Fund’s assets is at least 200% of the liquidation value of its outstanding Preferred Units plus its outstanding liabilities and indebtedness that are not senior securities after giving effect to such declaration or repurchase. If Preferred Units are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Units from time to time to the extent necessary in order to maintain coverage of any Preferred Units of at least 200%.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Units will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Unit plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Units. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Units will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Units, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Units and Preferred Units, voting together as a single class, subject to any right of the holders of the Fund’s indebtedness to do so if the asset coverage of such debt has been less than 100% for at least twelve consecutive months. In addition, subject to the prior rights, if any, of the Fund’s debtholders, the holders of any Preferred Units would have the right to elect a majority of the Trustees at any time two years’ dividends on any Preferred Units are unpaid. The 1940 Act also requires that, in addition to any approval by Unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Units, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Units, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end management investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Units outstanding.

The affirmative vote of the holders of a majority of the outstanding Preferred Units, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Units so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Units. The class vote of holders of Preferred Units described above will in each case be in addition to any other vote required to authorize the action in question.

Long-Term Debt

The Fund may issue debt in aggregate amounts not in excess of one-third of the Fund’s consolidated gross assets after deducting liabilities other than Preferred Units and debt. The Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Other Classes of Authorized Securities

None

Taxes

The following is a summary of certain U.S. federal income tax consequences to U.S. persons who purchase Common Units. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Unitholder or to Unitholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to Unitholders who hold their Common Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Units, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE FUND BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE FUND.

It is generally expected that the Master Fund and the MLPs in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund and the MLPs. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Fund’s investment practices and activities, in effect, take into account the investment practices and activities of the MLPs. Because the exact nature of the MLPs investments is not known at this time, it is not possible to address the specific tax consequences of the Fund’s investments. Accordingly, the following discussion is intended as a general guide only.

Tax Status of the Fund. The Fund expects to continue to be treated as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes. If the Fund or the MLPs in which it invests that are intended to be treated as partnerships for U.S. federal income tax purposes were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the Unitholders would result.

Taxation of Unitholders. By reason of its treatment as a partnership for U.S. federal income tax purposes, the Fund will not itself be subject to U.S. federal income tax. Rather, each Unitholder in computing its U.S. federal income tax will include its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Unitholder. It is possible that a Unitholder’s U.S. federal income tax liability with respect to its allocable share of the Fund earnings in a particular taxable year could exceed the cash distributions to the Unitholder for the year, thus giving rise to an out-of-pocket payment by the Unitholder.

For U.S. federal income tax purposes, a Unitholder’s allocable share of Fund tax items will be determined by the provisions of the Declaration of Trust if such allocations are in accordance with section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Unitholder for U.S. federal income tax purposes may be less favorable than the allocations set forth in the Declaration of Trust.

Nature of Fund’s Investments. Certain of the Fund’s investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Fund distributions generally will not be taxable to a Unitholder to the extent of such Unitholder’s adjusted tax basis in its Common Units. In addition, a Unitholder is allowed to deduct its allocable share of Fund losses (if any) only to the extent of such Unitholder’s adjusted tax basis in its Common Units at the end of the taxable year in which the losses occur. A Unitholder’s adjusted tax basis is equal to the Unitholder’s aggregate capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Unitholder’s allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes) allocated to such Unitholder, if any. Basis is generally decreased by the Unitholder’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Unitholder, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Unitholder and any reduction in the Unitholder’s allocable share of Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Unitholder’s allocable share of Fund losses are not allowed because the Unitholder has insufficient adjusted tax basis in its Common Units, such disallowed losses may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Unitholder’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Unitholder’s at risk amount generally is equal to the Unitholder’s aggregate capital contributions to the Fund. To the extent that a Unitholder’s allocable share of Fund losses is not allowed because the Unitholder has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s at risk amount in subsequent years.

Passive Activity Loss Rules. The Fund’s investment activities generally will constitute a passive activity for purposes of the passive activity loss rules. The passive activity loss rules of Section 469 of the Code limit the use of losses derived from passive activities, which generally includes an investment in an entity taxed as a partnership, such as the Fund. Under these rules, a Common Unitholder who is an individual investor, as well as certain other types of investors, will not be able to use losses from passive activities of the Fund to offset nonpassive activity income, including salary, business income, and portfolio income (e.g., dividends, interest, royalties, and gain on the disposition of portfolio investments) received during the taxable year. Passive activity losses that are disallowed for a particular taxable year may, however, be carried forward to offset passive activity income in future taxable years. In addition, such disallowed losses may be claimed as a deduction, subject to the basis and at risk limitations discussed above, upon a taxable disposition of a Common Unitholder’s entire interest in the passive activity, regardless of whether such unitholder has received any passive activity income during the year of disposition.

Because the Fund will invest in publicly traded partnerships, each Common Unitholder in the Fund will be required to treat any loss derived from a particular investment of the Fund separately from any income or loss derived from any other investment the Fund makes in a publicly traded partnership, as well as from income or loss derived from other passive activities. In such a case, any net losses or credits attributable to such investment which are carried forward may only be offset against future income from that particular investment. Moreover, unlike other passive activity losses, suspended losses attributable to investments in publicly traded partnerships would only be allowed upon the complete disposition of (i) the Fund’s entire in interest in such partnership or (ii) such unitholder’s entire interest in the Fund. Similar rules would apply if the Fund itself were characterized as a publicly traded partnership.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called “investment interest”) only to the extent of each such Unitholder’s net investment income for the taxable year. A Unitholder’s net investment income generally is the excess, if any, of the Unitholder’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments), as well as “qualified dividend income,” unless the Unitholder elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Unitholder’s allocable share of Fund investment interest is not allowed as a deduction because the Unitholder has insufficient net investment income, such disallowed investment interest may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s net investment income in subsequent years. If a Unitholder borrows to finance the purchase of Common Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Unitholder’s allocable share of Fund investment interest that is subject to this limitation will depend on the Unitholder’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Unitholder’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and other expenses of the Fund (if not required to be capitalized), only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Unitholder’s allocable share of such expenses that is subject to this disallowance rule will depend on the Unitholder’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Moreover, an individual whose adjusted gross income exceeds specified threshold amounts is required to further reduce the amount of allowable itemized deductions. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Unitholder’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Organizational expenses of the Fund are not currently deductible, but generally must be amortized ratably over a period of 15 years. Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of Common Units, including placement fees and possibly a portion of the management fees if and to the extent used by the manager to pay syndication expenses) are neither deductible nor amortizable.

Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as PFICs and controlled foreign corporations (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Unitholder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Non-U.S. Taxes. Certain dividend, interest and other income received by the Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Fund may also be subject to income and other taxes in certain other countries. To the extent such income is considered to be attributable to a permanent establishment maintained by the Fund in a non-U.S. jurisdiction, the Fund may be subject to tax at full rates of taxation on its net income attributable to such permanent establishment. In light of the nature of the Fund’s investment activity, no assurances can be given (and no ruling from any non-U.S. jurisdiction tax authority will be sought) concerning the level of non-U.S. jurisdiction taxation that may be imposed on the Fund’s investment returns. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Unitholders to claim the benefits of such treaties. Unitholders will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Distributions; Sales of Common Units. Cash distributions by the Fund with respect to Common Units or in redemption of less than all of a Unitholder’s Common Units generally will not be taxable to such Unitholder. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Common Units held by such Unitholder immediately before the distribution. If such distributions by the Fund to a Unitholder exceed the Unitholder’s adjusted tax basis in its Common Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Common Units.

A distribution by the Fund of a Repurchase Instrument to a Unitholder will not be a taxable event to the Unitholder. Rather, the Unitholder will continue to be treated as a partner in the Fund for tax purposes with respect to those units tendered in exchange for a Repurchase Instrument until the Valuation Date, even if a Unitholder tenders all of his, her or its Common Units for redemption. Accordingly, each Unitholder, in computing its U.S. federal income tax, will include its allocable share of Fund items of income, gain, loss, deduction and expense allocated to the Repurchase Instrument for the period during which such Unitholder holds the Repurchase Instrument, as determined by the provisions of the Fund’s Declaration of Trust if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder, as discussed above.

A distribution by the Fund in payment of a Repurchase Instrument that was distributed to a Unitholder in respect of less than all of a Unitholder’s Common Units will reduce, but not below zero, the Unitholder’s adjusted tax basis in all of his, her or its Common Units held immediately before the payment in respect of the Repurchase Instrument (see “Tax Basis Rules” above). If the payment in respect of the Repurchase Instrument by the Fund to a Unitholder exceeds the Unitholder’s adjusted tax basis in his, her or its Common Units, the excess will be taxable to the Unitholder as though it were a gain from a sale or exchange of the Common Units. Such gain generally will be long-term capital gain if the Unitholder’s Common Units have been held for more than one year. Amounts realized attributable to the Unitholder’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each as defined in Section 751 of the Code, may be treated as ordinary income, taxable at ordinary income rates. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Unitholder where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

A Unitholder who redeems for cash all of his, her or its Common Units will recognize gain or loss measured by the difference between the amount realized on the payment in respect of the Repurchase Instrument and the Unitholder’s adjusted tax basis in the Repurchase Instrument (see “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the Unitholder’s redeemed Common Units have been held for more than one year at the time payment is made in respect of the Repurchase Instrument. The amount realized will include the Unitholder’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the payment in respect of the Repurchase Instrument.

Upon a Unitholder’s partial or complete withdrawal from the Fund, the Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Unitholder’s capital account for, and tax basis in, the withdrawn interest. These allocated gains and losses may be long-term or short-term capital gains and losses, and a withdrawing Unitholder may therefore recognize a short-term or long-term capital gain or loss as a result of a withdrawal, regardless of the Unitholder’s holding period for its Common Units. To the extent that a disparity between the Unitholder’s capital account and tax basis for the withdrawn interest is not eliminated as a result of these allocations, a withdrawing Unitholder will generally recognize a taxable gain or loss as if it had sold its withdrawn interest, as described in the previous paragraph.

Gains recognized upon cash distributions, withdrawals or sales may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Unitholder’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each as defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by Unitholders who sell Common Units that they have held for more than one year (except as otherwise provided by Section 751 of the Code as discussed in “Distributions; Sales of Common Units” above).

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Unitholder’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Unitholder’s particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. The Fund does not currently intend to make an election under Section 754 of the Code (such an election would adjust the Fund’s tax basis in its assets in connection with, among other things, a sale of Common Units). The Investment Adviser, as the tax matters partner, has sole and absolute discretion to make all tax elections for the Fund.

Regardless of whether the Fund makes a 754 election, the Fund will be required to reduce the tax basis in its remaining property following certain distributions in liquidation of a Unitholder’s interest. This would occur when, subject to a de minimis exception, the departing Unitholder recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Unitholders. The Fund will not be able to deliver Schedules K-1 to Unitholders prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year. The Fund will provide Unitholders with estimated annual U.S. federal income tax information prior to April 15, assuming the Fund is able to obtain such information.

Tax Audits. The IRS may audit Fund information tax returns at the Fund level in a unified entity proceeding. The Investment Adviser would represent the Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Unitholders. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind Unitholders and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Unitholder’s U.S. federal income tax liabilities.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses. If an investment in the Fund constitutes participation in a “reportable transaction,” the Fund and the Unitholders may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS. In addition, the Fund and its advisors may be required to maintain a list of the Unitholders and to furnish this list and certain other information to the IRS. Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Fund.

Certain Considerations for Tax-Exempt Unitholders. An investment in the Fund will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Unitholders are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Certain Considerations for Non-U.S. Unitholders. The discussion under this heading applies to certain Unitholders who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Unitholders”). The term “U.S. person” means:

—a citizen or individual resident of the United States;

—a corporation created or organized under the laws of the United States or any political subdivision thereof or therein;

—an estate the income of which is subject to U.S. federal income taxation regardless of source; or

—a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

Given the nature of the Fund’s investment activities, each non-U.S. Unitholder will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes and each non-U.S. Unitholder generally would be subject to regular U.S. federal income taxation on its allocable share of Fund income effectively connected with such trade or business. In such case, each non-U.S. Unitholder would be required to file a U.S. federal income tax return reporting its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Unitholder’s ultimate U.S. federal income tax liability, and the non-U.S. Unitholder would be entitled to a refund to the extent that the amount withheld exceeded such Unitholder’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. Unitholder’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

Regardless of whether the Fund is treated as engaged in a U.S. trade or business, Fund allocations of dividends and certain interest income to Non-U.S. Unitholders will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). In addition, certain dividend, interest and other income received by the Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Fund may also be subject to income and withholding taxes in certain other countries. Applicable tax treaties may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Non-U.S. Unitholders to claim the benefits of such treaties.

In general, different rules from those described above apply in the case of non-U.S. Unitholders subject to special treatment under U.S. federal income tax law, including a non-U.S. Unitholder:

—who has an office or fixed place of business in the United States or is otherwise carrying on a U.S. trade or business;

—who is an individual present in the United States for 183 or more days or has a “tax home” in the United States for U.S. federal income tax purposes; or

—who is a former citizen or resident of the United States

Non-U.S. Unitholders are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund.

Certain Withholding Rules. Legislation enacted in 2010 and existing guidance issued thereunder will require, where Common Units of the Fund are held by a foreign financial institution, withholding at a 30% rate with respect to interest, dividends and certain other payments made by U.S. persons received by the Fund after June 30, 2014, and withholding at a 30% rate on the gross proceeds from the sale, after December 31, 2016, of any property of a type which can produce these types of income. However, these withholding obligations are eliminated if the foreign financial institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which our Common Units are held will affect the determination of whether such withholding is required. Similarly, where Common Units of the Fund are held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions, interest, dividends and certain other payments made by U.S. persons received by the Fund and gross proceeds from the sale of any property of a type which can produce these types of income will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the IRS. We will not pay any additional amounts to Unitholders in respect of any amounts withheld. Unitholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our Common Units.

State, Local and Non-U.S. Tax Consequences. In addition to the U.S. federal income tax consequences described above, prospective Unitholders will likely be subject to other taxes, including state and local franchise, withholding, income, capital gain, or other tax payment obligations that are imposed by the various jurisdictions in which an MLP in which the Fund invests does business or owns property. An Unitholder may be required to file state and local income tax returns and to pay state and local income taxes in many or all of the jurisdictions in which an MLP in which the Fund invests is deemed to be doing business. These state and local income tax filing requirements may be significant, and an Unitholder may be subject to penalties for failure to comply with these requirements. It is the responsibility of each Unitholder to file all federal, state, and local tax returns and to pay any applicable taxes due with such returns.

EACH PROSPECTIVE UNITHOLDER SHOULD CONSULT ITS OWN TAX ADVISER WITH RESPECT TO ITS STATE AND LOCAL TAX CONSEQUENCES AND FILING OBLIGATIONS AS A RESULT OF AN INVESTMENT IN THE FUND.

Outstanding Securities

As of October 20, 2017, the Fund had outstanding securities as set forth in the following table:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Previous Column
Common Units	Unlimited	None	52,480

Securities Ratings

None.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED OCTOBER 31, 2017

STATEMENT OF ADDITIONAL INFORMATION

FOR

CUSHING® MLP INFRASTRUCTURE FUND,

a series of

CUSHING® MUTUAL FUNDS TRUST

Dated                      , 2017

Reorganization of

THE CUSHING® MLP INFRASTRUCTURE FUND I

with and into

CUSHING® MLP INFRASTRUCTURE FUND

(a series of Cushing® Mutual Funds Trust)

This Statement of Additional Information (“SAI”) relates specifically to the contribution of all of the property, assets and goodwill of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) to Cushing® Mutual Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund”), in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Class I shares of the Successor Fund to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the Investment Company Act of 1940 (the “1940 Act”) and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

2.	A statement of additional information of the Successor Fund, dated November [ ], 2017, as filed with the SEC on November [ ], 2017 (File No. 811-23293, Accession No. [ ]);

4.	The audited financial statements and related report of the independent registered public accounting firm included in Annual Report of the Predecessor Fund for the fiscal year ended November 30, 2016, as filed with the SEC on February 6, 2017 (File No. 811-22727, Accession No. 0000894189-17-000663) , are incorporated herein by reference and no other parts of the Annual Report are incorporated herein by reference; and

5.	The unaudited financial statements included in the Semi-Annual Report of the Predecessor Fund for the period ended May 31, 2017, as filed with the SEC on August 4, 2017 (File No. 811-22727, Accession No. 0000894189-17-003920) , are incorporated herein by reference and no other parts of the Semi-Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated November [    ], 2017 relating to the Reorganization and the Special Meeting of Unitholders of the Predecessor Fund that will be held on December 6, 2017. You can request a copy of the Prospectus/Proxy Statement by calling (888) 777-2346 or by writing to Cushing® Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because the Predecessor Fund will be reorganized into the Successor Fund, which is a newly organized shell fund with no assets and liabilities that will commence investment operations upon completion of the Transaction and continue the operations of the Predecessor Fund.

PART C

OTHER INFORMATION

Item 15. Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Reference is made to Section 7(a) of the Distribution Agreement:

The Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (collectively, “Losses”) that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, however, that the Trust’s obligation to indemnify the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor Indemnitees is expressly conditioned upon the Trust being notified of such action or claim of loss brought against the Distributor Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor Indemnitees, unless the failure to give notice does not prejudice the Trust; provided, that the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 7(A).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A, indicated below, except as noted:

Exhibit No.	Description of Exhibit

(1)(a)	Agreement and Declaration of the Registrant(1)

(1)(b)	Certificate of Designation for The Cushing MLP Infrastructure Fund (1)

(2)	Bylaws of the Registrant(1)

(3)	Not applicable

(4)	Agreement and Plan of Reorganization — filed as Appendix A to the Joint Proxy Statement/Prospectus included as Part A of this Registration Statement

(5)	Not applicable

(6)(a)	Form of Investment Advisory Agreement between the Registrant and Cushing Asset Management, LP*

(6)(b)	Form of Fee Waiver Agreement between the Registrant and Cushing Asset Management, LP*

(7)	Form of Distribution Agreement between the Successor Fund and Quasar Distributors, LLC*

(8)	Not applicable

(9)	Form of Custody Agreement between the Registrant and U.S. Bank, National Association*

(10)	Multi Class Plan(3)

(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP*

(12)	Not applicable

(13)(a)	Form of Transfer Agency and Service Agreement between the Registrant and U.S. Bancorp Fund Services, LLC*

(13)(b)	Form Administration Servicing between the Registrant and U.S. Bancorp Fund Services, LLC*

(13)(c)	Form of Fund Accounting Servicing between the Registrant and U.S. Bancorp Fund Services, LLC*

(14)	Consent of the Independent Registered Public Accounting Firm*

(15)	Not applicable

(16)	Power of Attorney(2)

(17)	Form of Proxy Card*

*	Filed herewith.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-220521; 811-23293), as filed with the Commission on September 19, 2017
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-220520), as filed with the Commission on September 19, 2017
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-220521; 811-23293), as filed with the Commission on October 31, 2017

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Dallas, State of Texas, on the 31st day of October, 2017.

CUSHING MUTUAL FUNDS TRUST

By:	/s/ Jerry V. Swank
Jerry V. Swank
Trustee, Chief Executive Officer and President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 31st day of October, 2017.

Principal Executive Officer:

/s/ Jerry V. Swank
Jerry V. Swank	Trustee, Chief Executive Officer and President

Principal Financial Officer:

/s/ John H. Alban
John H. Alban	Chief Financial Officer and Treasurer

Trustees:

*
Brian R. Bruce	Trustee

*
Brenda A. Cline	Trustee

*
Ronald P. Trout	Trustee

*	Signed by Barry Y. Greenberg pursuant to a power of attorney incorporated herein by reference.

By:	/s/ Barry Y. Greenberg
Barry Y. Greenberg Attorney-In-Fact October 31, 2017

EXHIBIT INDEX

(6)(a)	Form of Investment Advisory Agreement
(6)(b)	Form of Fee Waiver Agreement
(7)	Form of Distribution Agreement
(9)	Form of Custody Agreement
(11)	Opinion and Consent of Skadden, Arps
(13)(a)	Form of Transfer Agency and Service Agreement
(13)(b)	Form Administration Servicing
(13)(c)	Form of Fund Accounting Servicing
(14)	Consent of the Independent Registered Public Accounting Firm
(17)	Form of Proxy Card